                        LIBERTY FINANCIAL COMPANIES, INC.
                        ---------------------------------

                                  PENSION PLAN
                                  ------------



                              Amended and Restated
                            Effective January 1, 1999










                                                                     Exec. Ver.

                                TABLE OF CONTENTS

                                                                                                       Page
PREAMBLE                                                                                               ----

ARTICLE I                      DEFINITIONS

                    1.1        "Accrued Benefit"                                                        1
                    1.2        "Active Participant"                                                     1
                    1.3        "Actuarial Equivalent"                                                   1
                    1.4        "Actuary"                                                                2
                    1.5        "Affiliated Employer"                                                    2
                    1.6        "Annuity Starting Date"                                                  2
                    1.7        "Authorized Leave of Absence"                                            2
                    1.8        "Average Earnings"                                                       3
                    1.9        "Beneficiary"                                                            3
                    1.10       "Board"                                                                  3
                    1.11       "Covered Compensation"                                                   3
                    1.12       "Code"                                                                   4
                    1.13       "Contingent Annuitant"                                                   4
                    1.14       "Credited Service" or "Years of Credited Service"                        4
                    1.15       "Early Retirement Date"                                                  4
                    1.16       "Earnings" or "Annual Earnings"                                          4
                    1.17       "Effective Date"                                                         6
                    1.18       "Eligible Employee"                                                      6
                    1.19       "Employee"                                                               6
                    1.20       "Employer"                                                               6
                    1.21       "Employment Date"                                                        7
                    1.22       "Fiduciary"                                                              7
                    1.23       "Fund", "Trust" or "Trust Fund"                                          7
                    1.24       "Hour of Service"                                                        7
                    1.25       "Normal Form"                                                            9
                    1.26       "Normal Retirement Age"                                                  9
                    1.27       "Normal Retirement Date"                                                 9
                    1.28       "One Year Break in Service"                                              9
                    1.29       "Parental Absence"                                                       9
                    1.30       "Participant"                                                            9
                    1.31       "Participating Employer"                                                 10
                    1.32       "Plan"                                                                   10
                    1.33       "Plan Administrator"                                                     10
                    1.34       "Plan Year"                                                              10
                    1.35       "Postponed Retirement Date"                                              10

                                       (i)

                                                                    Pension Plan
                                                                      Exec. Ver.
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                                                                                                       ----

                    1.36       "Prior Plan"                                                             10
                    1.37       "Reemployment Date"                                                      10
                    1.38       "Retired Participant"                                                    10
                    1.39       "Retirement Benefit"                                                     11
                    1.40       "Service Termination Date"                                               11
                    1.41       "Spouse"                                                                 12
                    1.42       "Trust Agreement"                                                        12
                    1.43       "Trustee"                                                                12
                    1.44       "Vested Inactive Participant"                                            12
                    1.45       "Years of Service"                                                       12



ARTICLE II                     PARTICIPATION AND SERVICE

                    2.1        Participation Requirements                                               13
                    2.2        Years of Service                                                         13
                    2.3        Years of Credited Service                                                15
                    2.4        Reemployment Before Benefits Commence                                    16
                    2.5        Postponed Retirement or Reemployment After
                                    Benefits Commence                                                   17
                    2.6        Suspension of Benefits                                                   19
                    2.7        Transfers                                                                21


ARTICLE III                    NORMAL RETIREMENT BENEFIT

                    3.1        Normal Retirement Benefit                                                22
                    3.2        Minimum Accrued Benefit                                                  23
                    3.3        Maximum Benefit                                                          25
                    3.4        Continuing Employment                                                    29
                    3.5        Accrued Benefit Upon Reemployment After
                                    Annuity Starting Date                                               29
                    3.6        Accrued Benefit Upon Reemployment Before
                                    Annuity Starting Date                                               31


ARTICLE IV                     EARLY RETIREMENT DATE AND EARLY RETIREMENT BENEFIT

                    4.1        Early Retirement Date                                                    32
                    4.2        Early Retirement Benefit                                                 32
                    4.3        Minimum Benefit                                                          33

                                      (ii)

                                                                    Pension Plan
                                                                      Exec. Ver.
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                                                                                                       Page
                                                                                                       ----
ARTICLE V                      POSTPONED RETIREMENT DATE AND
                               POSTPONED RETIREMENT BENEFIT

                    5.1        Postponed Retirement Date                                                34
                    5.2        Postponed Retirement Benefit                                             34
                    5.3        Death Prior to Postponed Retirement Date                                 36



ARTICLE VI                     TERMINATION OF EMPLOYMENT

                    6.1        Non-Vested Termination                                                   37
                    6.2        Vested Termination                                                       37
                    6.3        Early Payment                                                            38



ARTICLE VII                    DEATH AND DISABILITY BENEFITS

                    7.1        Pre-Retirement Surviving Spouse Benefit
                                    For Death Occurring On or After Early
                                    Retirement Eligibility                                              39
                    7.2        Pre-Retirement Surviving Spouse Benefit
                                    For Death Occurring Before Early
                                    Retirement Eligibility                                              39
                    7.3        Death Benefits After Retirement
                                    Benefits Commenced                                                  40
                    7.4        Disability                                                               41
                    7.5        Continued Benefit Accruals                                               42
                    7.6        Payment of Disability Pension                                            42
                    7.7        Form of Payment for Disability Pension                                   43
                    7.8        Cessation of Disability Pension                                          43



ARTICLE VIII                   PAYMENT OF RETIREMENT BENEFITS

                    8.1        Automatic Payment Forms                                                  44
                    8.2        Election of Optional Forms                                               44
                    8.3        Joint and Survivor Option                                                45
                    8.4        Life Annuity Option                                                      46
                    8.5        Life Annuity With Guaranteed Payment
                                    Period Option                                                       46

                                      (iii)

                                                                    Pension Plan
                                                                      Exec. Ver.
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                                                                                                       Page
                                                                                                       ----

                    8.6        General Provisions                                                       46
                    8.7        Small Benefit Cash-Out Provision                                         49
                    8.8        Missing Persons                                                          49
                    8.9        Restrictions on Distributions                                            50
                    8.10       Direct Rollovers                                                         51


ARTICLE IX                     PLAN ADMINISTRATION

                    9.1        Responsibility for Plan and Trust

                                    Administration                                                      53
                    9.2        Retirement Plan Administrator                                            53
                    9.3        Agents of the Plan Administrator                                         53
                    9.4        Plan Administrator Procedures                                            53
                    9.5        Administrative Powers of the Plan Administrator                          54

                    9.6        Benefit Claims Procedures                                                54
                    9.7        Reliance on Reports and Certificates                                     55
                    9.8        Other Plan Administrator Powers and Duties                               56
                    9.9        Compensation of Plan Administrator                                       57
                    9.10       Plan Administrator's Own Participation                                   57
                    9.11       Liability of Plan Administrator                                          57
                    9.14       Indemnification                                                          57



ARTICLE X                      FUNDING AND CONTRIBUTIONS

                    10.1       Establishment of Fund                                                    58
                    10.2       Contribution to the Fund; Plan Expenses                                  58
                    10.3       Contributions Conditional                                                59
                    10.4       Employee Contributions                                                   59



ARTICLE XI                     FIDUCIARY RESPONSIBILITIES

                    11.1       Basic Responsibilities                                                   60
                    11.2       Actions of Fiduciaries                                                   60
                    11.3       Fiduciary Liability                                                      61

                                      (iv)

                                                                    Pension Plan
                                                                      Exec. Ver.
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                                                                                                       Page
                                                                                                       ----

ARTICLE XII                    AMENDMENT AND TERMINATION

                    12.1       Right to Amend or Terminate                                              62
                    12.2       Partial Termination                                                      62
                    12.3       Vesting and Distribution of Funds Upon
                                    Termination                                                         62
                    12.4       Determination of Funds Upon Termination                                  64
                    12.5       Restriction on Benefits                                                  65
                    12.6       Right to Accrued Benefits                                                65


ARTICLE XIII                   TOP-HEAVY PLAN PROVISIONS

                    13.1       General Rule                                                             66
                    13.2       Vesting Provisions                                                       66
                    13.3       Minimum Benefit Provisions                                               66
                    13.4       Limitation on Benefits                                                   67
                    13.5       Top-heavy Plan Definition                                                67
                    13.6       Key Employee                                                             71
                    13.7       Non-Key Employee                                                         71



ARTICLE XIV         GENERAL PROVISIONS

                    14.1       Plan Voluntary                                                           72
                    14.2       Payments to Minors and Incompetents                                      72
                    14.3       Non-Alienation of Benefits                                               73
                    14.4       Use of Masculine and Feminine; Singular and
                                    Plural                                                              75
                    14.5       Merger, Consolidation or Transfer                                        75
                    14.6       Leased Employees                                                         75
                    14.7       Governing Law                                                            76
                    14.8       Severability                                                             76
                    14.9       Captions                                                                 76


APPENDIX A                     GRANDFATHERING FOR KEYPORT LIFE
                                     INSURANCE COMPANY

                    A.1        Definitions                                                              79
                    A.2        Eligibility                                                              81
                    A.3        Normal Retirement Benefit                                                82
                    A.4        Early Retirement Date and Early Retirement
                                    Benefit                                                             84

                                       (v)

                                                                    Pension Plan
                                                                      Exec. Ver.
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                                      (vi)

                                                                    Pension Plan
                                                                      Exec. Ver.

                                    PREAMBLE


Effective December 13, 1988, Keystone Provident Life Insurance Company established a defined benefit retirement plan referred to as the Retirement Plan for Employees of Keystone Provident Life Insurance Company (the "Prior Plan"). In 1990, Keystone Provident Life Insurance Company changed its name to Keyport Life Insurance Company. Employees of Keyport Life Insurance Company continued to participate in the Prior Plan. Effective July 1, 1992, Liberty Financial Companies, Inc. (the "Employer") changed the name of the Prior Plan to the Liberty Financial Companies, Inc. Pension Plan (the "Plan") and amended and restated the Plan. In addition to changes in the Plan reflecting a new formula and compliance with requirements of the Tax Reform Act of 1986, the restated Plan extended participation to certain subsidiaries and affiliates of Liberty Financial Companies, Inc. in addition to Keyport Life Insurance Company. Grandfathering provisions for certain employees of Keyport Life Insurance Company were included in the restated Plan. For employees of Keyport Life Insurance Company who participated in the Prior Plan, an additional benefit equal to 25% of such employee's accrued benefit under the Prior Plan as of June 30, 1992 is included as part of their Accrued Benefit hereunder. Such additional benefit as described in Section 3.1(d) represents the Actuarial Equivalent present value of the automatic cost-of-living adjustment provided under the Prior Plan.

The Plan was amended and restated effective January 1, 1989 and thereafter to comply with theTax Reform Act of 1986 and certain other IRS requirements. The Plan is again being amended effective January 1, 1999 to incorporate all previous amendments, to comply with recent legislation and IRS requirements, and to improve certain aspects of Plan administration.


                                      (vii)

                                                                    Pension Plan
                                                                      Exec. Ver.

It is intended that the Plan, as amended and restated herein, will continue to meet the requirements for qualification under Section 401(a) of the Internal Revenue Code of 1986 (the "Code") as amended from time to time and that the Trust shall continue to be exempt from taxation as provided under Code Section 501(a). As such, the Plan contains provisions required by the Tax Reform Act of 1986, and subsequent legislation and regulations affecting pension plan qualification requirements under Code Section 401(a). The Plan is intended to provide Eligible Employees with periodic income after retirement in addition to benefits under the Social Security Act. A Trust Agreement (the "Trust") has been adopted by the Employer and forms a part of this Plan..

Except as otherwise specifically and expressly provided herein:

(a) the provisions of this Plan shall apply only to individuals who are Eligible Employees afterDecember 31, 1998;

(b) a former Employee's eligibility for and amount of benefits, if any, payable to or on behalf of such former Employee, shall be determined in accordance with the provisions of the Plan in effect when his employment terminated. The benefit payable to or on behalf of a Participant included under the Plan in accordance with the following provisions shall not be affected by the terms of any amendment to the Plan adopted after such Participant's employment terminates, unless the amendment expressly provides otherwise.


                                     (viii)

                                                                    Pension Plan
                                                                      Exec. Ver.

                                    ARTICLE I
                                   DEFINITIONS


The following words and phrases when used in the Plan shall have the meanings indicated in this Article I unless a different meaning is plainly required by the context:

1.1 "Accrued Benefit" shall mean the amount of monthly Retirement Benefit determined under Article III payable in the Normal Form beginning at a Participant's Normal Retirement Date or, if applicable, beginning on his Postponed Retirement Date and determined in accordance with Article V.

        The Accrued Benefit shall not be less than the minimum accrued benefit determined under Section 3.2 and shall not be greater than the maximum benefit determined under Section 3.3.

1.2 "Active Participant" shall mean an Eligible Employee who has become covered under the Plan under Section 2.1(a) or (b). This term includes any disabled Participant who has deferred receipt of his Retirement Benefit under Section 7.5.

1.3 "Actuarial Equivalent" shall mean a benefit of equivalent value to another benefit, determined on the following bases:



        (a) the applicable mortality table and applicable interest rate, as of January preceding the payment, specified under Code Section 417(e)(3);

        (b)   for all other purposes:


              (i)       Mortality:  1983 Group Annuity Mortality Table (male)

                                                                    Pension Plan
                                                                      Exec. Ver.

              (ii)      Interest:  8.5% annual

1.4 "Actuary" shall mean an actuary who meets the standards and qualifications established by the Joint Board for the Enrollment of Actuaries, or an actuarial firm that employs such individuals, as selected by the Plan Administrator from time to time.

1.5 "Affiliated Employer" shall mean any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o).

1.6     "Annuity Starting Date" shall mean:

        (a) the first day of the first period for which a benefit is payable to the Participant under the Plan as an annuity, (or to the Spouse in the case of death before Retirement Benefits commence), or

        (b) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant (or Spouse) to such benefit.

1.7 "Authorized Leave of Absence" shall mean any absence authorized by an Employer under the Employer's standard personnel practices, provided that all persons under similar circumstances are treated alike in the granting of such Authorized Leave of Absence, and provided further that the Participant returns or retires within the period specified in the Authorized Leave of Absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence provided that the Employee complies with all of the requirements of federal law in order to be entitled to

                                                                    Pension Plan
                                                                      Exec. Ver.

        reemployment and provided further that the Employee returns to employment with the Employer or an Affiliated Employer within the period provided by such law.

1.8 "Average Earnings" shall mean, on any date of determination, the average of a Participant's Annual Earnings for the 60 consecutive months included in the 120-month period ending on the date of determination for which his aggregate Earnings were the highest. In the case of a Participant who has not received Earnings for 60 consecutive months in the aforementioned 120-month period, Average Earnings means the average of his Annual Earnings during the consecutive calendar quarters in such period in which he received Earnings.

1.9 "Beneficiary" shall mean the individual designated by a Participant to receive payments upon the death of the Participant under one of the options elected under Section 8.3 or Section 8.5. If a Participant is married on the Annuity Starting Date, the election of an option under Sections 8.3, 8.4 or 8.5 and the naming of any Beneficiary shall be invalid unless a waiver meeting the requirements of Section 8.6(e) has been made. Death benefits which become payable under Article VII before Retirement Benefits are paid may only be paid to a Participant's Spouse.

1.10    "Board" shall mean the Board of Directors of the Employer.

1.11 "Covered Compensation" shall mean the average of the "taxable wage bases", without indexing, for the thirty-five (35) calendar years ending with the Plan Year in which a Participant attains Social Security Retirement Age as defined in Section 3.3. "Taxable wage base" means, with respect to any year, the maximum amount of earnings which may be considered wages for such year under Code Section 3121(x)(1). For an individual who terminates employment prior to Social Security Normal Retirement Age, the taxable wage bases for years until such age shall be deemed to be equal to the taxable wage base in effect on the date the individual is no longer an Eligible Employee and the

                                                                    Pension Plan
                                                                      Exec. Ver.

        provisions of the Social Security Act on such date alone shall govern the calculation of the Covered Compensation.

1.12 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and any regulations issued thereunder. Reference to any Code Section shall include any successor provision thereto.

1.13 "Contingent Annuitant" shall mean the person designated by the Participant to receive lifetime monthly benefit payments in the event of the Participant's death after Retirement Benefits have started as provided under the joint and survivor payment forms in Section 8.3. If the Participant is married on the date Retirement Benefits are to commence, the Contingent Annuitant is his Spouse, unless a waiver meeting the requirements of Section 8.6(c) provides for the designation of a Contingent Annuitant who is not the Spouse.


1.14 "Credited Service" or "Years of Credited Service" shall mean the Participant's period of service determined in accordance with Article
        II. In the case of a former Eligible Employee who was transferred or deemed to have transferred to IFMG on or prior to April 1, 1997, Credited Service shall be granted for employment through March 31, 1997, even if a portion of such Credited Service would not otherwise be considered Credited Service because IMFG is not a Participating Employer.


1.15 "Early Retirement Date" shall mean the date on which a Participant becomes eligible to retire with an early retirement benefit under the Plan, as determined in accordance with Article IV.

1.16 "Earnings" or "Annual Earnings" shall mean, subject to the transfer provisions of Section 2.7, with respect to any 12-month period, the total Monthly Earnings paid to the Employee by the Employer or an Affiliated Employer for that 12-month period. "Monthly Earnings" shall mean, for any month, the amount of base salary paid, plus any pre-tax contributions made at the Participant's election to a qualified cash or deferred

                                                                    Pension Plan
                                                                      Exec. Ver.

        arrangement as defined in Code Section 401(k) or a cafeteria plan as defined in Code Section 125 sponsored by the Employer, plus sales commissions paid, but not more than $100,000 of commissions in a calendar year ($150,000 of commissions for employees of Keyport Life Insurance Company), plus overtime pay, sick pay, pay for vacations and holidays, salary continuation payments, whether made under plans of the Employer or plans mandated by a State or Commonwealth, plus bonuses paid under the Management Incentive Program.

        The bonuses paid under the Management Incentive Program shall be included in Monthly Earnings in the month paid.

        Earnings shall not include reimbursed education expenses, relocation expenses, car allowances, employment referral awards, sales incentive awards, long-term incentive awards or income imputed for federal income tax purposes due to life insurance in excess of $50,000, loans or any other income required to be imputed for federal income tax purposes for non-cash benefits provided by the Employer.

        Earnings shall not include any standstill bonuses paid to employees of Keyport Life Insurance Company in 1988 or 1989.

        Earnings shall not include any amount deferred or paid under the Liberty Financial Companies, Inc. Supplemental Savings Plan, the Keyport Life Insurance Company Non-Qualified Deferred Compensation Plan, the Liberty Financial Companies, Inc. Voluntary Non-Qualified Deferred Compensation Plan, or any other non-qualified deferred compensation plan which a Participating Employer may adopt.


        Annual Earnings for a Plan Year shall not include any amount in excess of the limit prescribed under Code Section 401(a)(17) ($160,000 for 1999) adjusted for cost-of-living as permitted under such Code Section and regulations thereunder.

                                                                    Pension Plan
                                                                      Exec. Ver.

        Earnings shall not include any compensation paid to an Employee prior to the date he first becomes an Eligible Employee.

                                                                    Pension Plan
                                                                      Exec. Ver.

1.17 "Effective Date" shall mean January 1, 1989, or such other date as required by the Tax Reform Act of 1986 (or subsequent legislation or regulations); provided, however, that the Plan contains voluntary amendments effective July 1, 1992 or such other date as specified herein.

1.18          "Eligible Employee" shall mean an Employee who:

              (a) is employed by a Participating Employer in an employment classification designated by such Employer as eligible to participate under the Plan;

              (b) is not a "leased employee" as defined in Code Section
                  414(n)(2);

              (c) is not covered by a collective-bargaining agreement, unless such agreement specifically provides for eligibility herein;
                  and

              (d) is not an Employee of the Chemical Investment Services
                  division of Liberty Securities Corporation; and

              (e) is not a "highly compensated employee" (as defined in Code
                  Section 414(q)) who is an Employee of Copley Venture Capital, Inc.

1.19 "Employee" shall mean a regular common-law employee of the Employer or an Affiliated Employer. A shared employee, as determined by the Plan Administrator, shall not be an Employee under this Plan. A leased employee as described in Code Section 414(n)(2) shall be considered an Employee to the extent provided under Section 14.6.

1.20 "Employer" shall mean Liberty Financial Companies, Inc. a corporation organized and existing under the laws of the Commonwealth of Massachusetts, or its successor or successors. Prior to July 1, 1992, "Employer" meant Keyport Life Insurance Company.

                                      -7-
                                                                    Pension Plan
                                                                      Exec. Ver.

1.21 "Employment Date" shall mean the first day on which an Employee is credited with an Hour of Service.

1.22 "Fiduciary" shall mean any person who exercises any discretionary authority or discretionary control respecting the management of the Plan, assets held under the Plan, or disposition of Plan assets; who renders investment advice for a fee or other compensation, direct or indirect, with respect to assets held under the Plan or has any authority or responsibility to do so; or who has any discretionary authority or discretionary responsibility in the administration of the Plan. Any person who exercises authority or has responsibility of a fiduciary nature as described above shall be considered a Fiduciary under the Plan.

1.23 "Fund", "Trust" or "Trust Fund" shall mean the cash and other investments of the Plan, and income attributable thereto, held and administered by the Trustee in accordance with the Trust Agreement.

1.24          "Hour of Service" shall mean:

              (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment by the Employer and any Affiliated Employer for the performance of duties;

              (b) Each hour for which an individual is directly or indirectly paid or entitled to payment by the Employer and any Affiliated Employer (including payments made or due from a trust fund or insurer to which the Employer or Affiliated Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to periods of vacation, holidays, illness, incapacity, disability, layoff, jury duty, military duty, or leave of absence, provided that:

                                      -8-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  (i) No more than 501 Hours of Service shall be credited under this paragraph (b) to an Employee on account of any single continuous period during which the Employee performs no duties; and

                  (ii) Hours of Service shall not be credited under this paragraph (b) to an Employee for a payment which solely reimburses the Employee for medically related expenses incurred by the Employee or which is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws; and

              (c) Each hour not already included under paragraph (a) or (b)
                  above for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or by an Affiliated Employer, provided that crediting of Hours of Service under this paragraph with respect to periods described in paragraph (b) above shall be subject to the limitation therein set forth.

              The number of Hours of Service to be credited under paragraph (b) or (c) above on account of a period during which an Employee performs no duties, and the Plan Years to which Hours of Service shall be credited under paragraphs (a), (b), or (c) above shall be determined by the Plan Administrator in accordance with Sections 2530.200b-2(b) and (c) of the Regulations of the U.S. Department of Labor.

              To the extent not credited above, Hours of Service shall also be credited based on the customary work week of the Employee for periods of military duty (as required by applicable law), Authorized Leave of Absence and periods during which the Employee is receiving salary continuation payments under any salary continuation plan of the Employer or any mandated salary continuation plan of a State or Commonwealth.

                                      -9-
                                                                    Pension Plan
                                                                      Exec. Ver.

1.25 "Normal Form" shall mean a monthly annuity payable to a Participant commencing on his designated Annuity Starting Date and ending with the payment due for the month in which his death occurs.

1.26          "Normal Retirement Age" shall mean the later of:

              (a) the Participant's 65th birthday, and

              (b) the fifth anniversary of the date the individual became an active Participant.

1.27 "Normal Retirement Date" shall mean the first day of the month coincident with or next following the Participant's Normal Retirement Age.

1.28 "One Year Break in Service" shall mean each 12-consecutive-month period commencing on an Employee's Service Termination Date (or anniversary thereof) provided that during such 12-consecutive month period the individual fails to complete one Hour of Service.

1.29 "Parental Absence" shall mean an Employee's absence from work which has commenced for any of the following reasons:

              (a) the pregnancy of the Employee;

              (b) the birth of the Employee's child;

              (c) the adoption of a child by the Employee; or

              (d) the need to care for the Employee's child immediately
                  following its birth or adoption.

1.30 "Participant" shall mean an Active Participant currently participating in the Plan pursuant to Article II or a Vested Inactive Participant.

                                      -10-
                                                                    Pension Plan
                                                                      Exec. Ver.

1.31 "Participating Employer" shall mean Liberty Financial Companies, Inc. and any Affiliated Employer (or a division of either) which has adopted this Plan and which has been authorized by the Board to participate in this Plan.

1.32 "Plan" shall mean the Liberty Financial Companies, Inc. Pension Plan as set forth in this document and as it may be amended from time to time. This Plan constitutes an amendment and restatement of the Prior Plan.

1.33          Plan Administrator" shall mean the persons appointed pursuant to
              Article IX to administer the plan.

1.34 "Plan Year" shall mean the calendar year for calendar years beginning on or after January 1, 1993. The Plan Year which began on December 13, 1991 shall end on December 12, 1992. There will be a short Plan Year for the period December 13, 1992 to December 31, 1992.

1.35 "Postponed Retirement Date" shall mean the date after his Normal Retirement Date on which a Participant elects to retire, as determined in accordance with Article V.

1.36          "Prior Plan" shall mean the Plan, as in effectDecember 31, 1998.
              The Prior Plan is amended and restated effective January 1, 1999 as the Plan, defined above.

1.37 "Reemployment Date" shall mean the day an Employee returns to work and is credited with an Hour of Service following a Service Termination Date or an Authorized Leave of Absence from the Employer or an Affiliated Employer.

1.38 "Retired Participant" shall mean a former Employee who is receiving a Retirement Benefit or a former Employee who has received a lump sum Retirement Benefit pursuant to Section 8.7.


                                      -11-
                                                                    Pension Plan
                                                                      Exec. Ver.

1.39          "Retirement Benefit" shall mean either:

              (a) a lump sum payment made pursuant to Section 8.7, or

              (b) an annual pension paid in monthly installments.

1.40 "Service Termination Date" shall mean the earliest of the following:

              (a) the date on which the Employee resigns, is discharged, or retires from employment with the Employer and all Affiliated Employers;

              (b) the date the Employee dies;

              (c) except as provided below, the first anniversary of the date on which the Employee is laid off, starts an Authorized Leave of Absence, or is absent from work for any other reason other than a Parental Absence on or after January 1, 1985; or

              (d) effective January 1, 1985, the second anniversary of the date on which the Employee commenced a Parental Absence, if such Employee has not yet returned to work with the Employer or an Affiliated Employer.

              Notwithstanding subsection (c) above, an Employee who is on an Authorized Leave of Absence due to military service in the armed forces of the United States of America shall not incur a Service Termination Date with respect to such military duty providing he returns to employment with the Employer or an Affiliated Employer within the time prescribed by law for reinstatement of employment rights. Similarly, if an Authorized Leave of Absence is granted for reasons other than military duty and the period of such authorized leave is more than 12 months, a Service Termination Date shall not occur if the Employee returns to work within the time period specified in such Authorized Leave


                                      -12-
                                                                    Pension Plan
                                                                      Exec. Ver.

              of Absence. If such individual does not return to employment with the Employer or an Affiliated Employer within the time period specified in the Authorized Leave of Absence, a Service Termination Date shall occur on the first anniversary of the date on which the Authorized Leave of Absence began.

1.41 "Spouse" shall mean the legal spouse to whom a Participant is married on the Annuity Starting Date under applicable state law. However, if the Participant should die before his Annuity Starting Date, then the Spouse shall be the legal spouse to whom the Participant was married on the Participant's date of death.

1.42 "Trust Agreement" shall mean the agreement or agreements governing the investment of Plan assets as amended from time to time, entered into between the Employer and the Trustee to carry out the purpose of the Plan.

1.43 "Trustee" shall mean the trustee or trustees duly appointed by the Board.

1.44 "Vested Inactive Participant" shall mean a former Active Participant who is vested in a Plan benefit, is no longer an Eligible Employee, and has not begun to receive a Retirement Benefit.

1.45 "Years of Service" shall mean the period of an Employee's employment with the Employer and all Affiliated Employers as determined in accordance with Article II.


                                      -13-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                   ARTICLE II
                            PARTICIPATION AND SERVICE

2.1           Participation Requirements.

              (a) Each Eligible Employee on January 1, 1999 who was an Active
                  Participant under the Prior Plan onDecember 31, 1998, shall continue to be an Active Participant onJanuary 1, 1999.

              (b) On and after January 1, 1999 each Eligible Employee who has completed one Year of Service and has attained age 21 shall become an Active Participant on the January 1st or July 1st coincident with or next following the date he meets such requirements.


              (c) A person who is not an Eligible Employee shall not be entitled to participate in the Plan.

              If an individual terminates employment and is later reemployed as an Eligible Employee, subsequent participation in the Plan shall be subject to the provisions of Section 2.4.

2.2 Years of Service. Years of Service shall determine an individual's eligibility to participate in the Plan under Section 2.1 and a Participant's vested right to retirement benefits accrued under the Plan, except that upon reaching Normal Retirement Age as an Employee, a Participant shall be fully vested in his Accrued Benefit, irrespective of Years of Service. Subject to the One Year Break in Service rule under subparagraph (c), Years of Service shall be accumulated as follows:


                                      -14-
                                                                    Pension Plan
                                                                      Exec. Ver.

              (a) (i) One Year of Service shall be credited to an Employee for each 12-month period, whether or not consecutive, between his Employment Date and his Service Termination Date, except as provided under (b) below. In no event shall an Employee receive duplicate service credit for any single period of employment.

                  (ii) For periods not already counted in (a) above, a fractional Year of Service calculated to three decimal places shall be credited to an Employee for the period of time (based on the number of days) between his Employment Date and his Service Termination Date.

              (b) The determination of Years of Service and fractional Years of
                  Service shall also include the following additional periods of time:

                  (i) a period of absence between an Employee's Service Termination Date and subsequent Reemployment Date provided a One Year Break in Service does not occur before the Reemployment Date;

                  (ii) a period of Authorized Leave of Absence before a Service Termination Date is incurred;

                  (iii) the first 12-month period of a Parental Absence;

                  (iv) any period of absence because of service in the military forces of the United States, provided the Employee returns to work within 90 days after first becoming eligible for discharge from active duty; and

                  (v) any single period of layoff not in excess of one year in duration.

                                      -15-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  The determination of Years of Service and fractional Years of Service shall not include a period of absence, if any, between the first anniversary of the Parental Absence and the second anniversary of the Parental Absence.

              (c) If an Employee incurs a One Year Break in Service, his Years of Service accumulated before such break shall be forfeited unless:

                  (i) he was vested in Retirement Benefits under the Plan in accordance with Article VI prior to the One Year Break in Service or

                  (ii) the number of consecutive One Year Breaks in Service is less than the greater of five or the number of his Years of Service earned before such One Year Breaks in Service.

              (d) No Years of Service or fractional Years of Service shall be credited for any period between a Service Termination Date and a Reemployment Date except as provided in (b) above.


              Employment with Liberty Mutual shall be counted as employment with the Employer or an Affiliated Employer, but solely for the purpose of meeting the participation and vesting requirements of the Plan.


2.3 Years of Credited Service. Credited Service is used in the calculation of a Participant's Accrued Benefit under Section 3.1.

              (a) Subject to the exclusions in Section 2.3(b) below, Years of
                  Credited Service are equal to Years of Service.

              (b) Credited Service shall not include:

                                      -16-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  (i) any period of time during which an individual is not actively employed;

                  (ii) any period of time during which an Employee is not an Eligible Employee;

                  (iii) any unpaid period of Parental Absence;

                  (iv)  service before the Participant's 18th birthday;

                  (v) service prior to January 1, 1980 for Employees who were employed at that time by Keyport Life Insurance Company;

                  (vi) service prior to July 17, 1985 for Employees who were employed at that time by Liberty Investment Services, Inc., Liberty Real Estate Group, Inc., Copley Venture Capital, Liberty Financial Services, Inc., Liberty Securities Corporation or Liberty Asset Management Company; and

                  (vii) service prior to March 17, 1988 for Employees who were employed at that time by the former Liberty PAMCO, including LSC Insurance Agency of Ohio, Inc., NFS Agency, Inc., and Liberty Securities Corporation (PAMCO).

2.4 Reemployment Before Benefits Commence. Upon reemployment before an Annuity Starting Date, the following rules shall apply:

              (a) The individual's Years of Service shall be determined under
                  Section 2.2 and his Years of Credited Service shall be determined under Section 2.3.

              (b) If the Employee was not vested in his Accrued Benefit and he has a One Year Break in Service, on his Reemployment Date he shall be treated as a new


                                      -17-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  Employee under the Plan. However, if the period of time between his Service Termination Date and his Reemployment Date is less than the greater of (i) his Years of Service prior to the Service Termination Date and (ii) five years, his prior Years of Service shall be counted and he shall become an Active Participant on his Reemployment Date, if he is then an Eligible Employee. If he is not an Eligible Employee, he shall become an Active Participant on the date he meets the requirements of Section 2.1.

              (c) If the Employee was not vested in his Accrued Benefit but does not have a One Year Break in Service, his prior Years of Service, if any, shall be counted and he shall become an Active Participant on his Reemployment Date, if otherwise eligible as provided in Section 2.1. If he does not meet the requirements of Section 2.1 on his Reemployment Date, he shall become an Active Participant on the date he meets such requirements.

              (d) If the individual was a Vested Inactive Participant
                  immediately prior to his Reemployment Date, he shall become a Participant on his Reemployment Date, if otherwise eligible as provided in Section 2.1. If he does not meet the requirements of Section 2.1 on his Reemployment Date, he shall become an Active Participant on the date he meets such requirements.

              (e) Upon reemployment, the Accrued Benefit of an individual covered by this Section 2.4 is determined under Section 3.6.

2.5 Postponed Retirement or Reemployment After Benefits Commence. If an Employee works beyond his Normal Retirement Date or if a Retired Participant returns to work with a Participating Employer after Retirement Benefits had become payable to him, the following rules shall apply:

                                      -18-
                                                                    Pension Plan
                                                                      Exec. Ver.

              (a) If he is a Retired Participant returning to work and he is an
                  Eligible Employee, he shall become an Active Participant on his Reemployment Date; if he is an Active Participant continuing to work he shall remain an Active Participant as long as he is an Eligible Employee;

              (b) (i) if he has attained Normal Retirement Age and his Retirement Benefit was being paid, or had not yet commenced because of continued employment, such benefit shall be suspended upon proper notification, during any calendar month in which he is scheduled to complete 40 or more Hours of Service.

                        Retirement Benefits shall resume (or commence) as hereinafter provided if the Employee is thereafter scheduled to complete less than 40 Hours of Service in any calendar month;

                  (ii) if he has not attained Normal Retirement Age at the time of his reemployment with a Participating Employer, all Retirement Benefits shall automatically cease upon such reemployment;

              (c) He shall be eligible for additional Years of Service and
                  Credited Service as a result of his reemployment in accordance with the provisions of the Plan;

              (d) Any Retirement Benefit subsequently paid shall be reduced to reflect the Actuarial Equivalent of the benefits previously received before Normal Retirement Age as provided under
                  Section 3.5, but in the event that Section 2.5(b)(i) applies, the reduction in any month shall not exceed 25% of the Retirement Benefits payable to the Participant without regard to the reduction, except as provided in Section 2530.203-3 of the Code of Federal Regulations;

                                      -19-
                                                                    Pension Plan
                                                                      Exec. Ver.

              (e) If he shall die during the period of subsequent or continuing employment, death benefits, if any, shall be payable only in accordance with the provisions of Article VII and shall be reduced to reflect the Actuarial Equivalent of the Retirement Benefits previously received but in no event shall the reduction exceed 25% of the Retirement Benefits payable to the Participant without regard to the reduction, except as provided in Section 2530.203-3 of the Code of Federal Regulations.

              (f) If an Employee is covered by this Section 2.5, then his
                  Retirement Benefit prior to any adjustment under Sections 2.5(c), 3.5 or 5.2, shall be based on the greater of:

                  (i) his benefit determined under Section 3.1 hereof considering all his Years of Credited Service; and

                  (ii) his benefit determined under the Plan in effect when such One Year Break in Service commenced, considering only his Years of Credited Service earned up to such time.

2.6           Suspension of Benefits.

              (a) During the first calendar month in which an Employee's benefits are suspended pursuant to Section 2.5(b)(i), the Plan Administrator shall deliver to the Employee, by personal delivery or first class mail, a notice setting forth a description of the specific reasons why benefit payments are being suspended, a general description of the Plan provisions relating to the suspension of benefits, a copy of the Plan provisions relating to the suspension of benefits, the statement that applicable Department of Labor Regulations may be found in Section 2530.203-3 of the Code of Federal Regulations, a description of the procedures set forth in the Plan for obtaining a review of the suspension of benefits, and a description of any notice procedure (including any forms which must be filed by the Employee) as a prerequisite for the Employee's obtaining the resumption or commencement of benefit payments.

                                      -20-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  The notice shall also set forth the periods of employment which gave rise to the offset, the suspendable amounts which are subject to offset, and the manner in which the Plan Administrator intends to offset the suspendable amounts. In no event shall the amount of benefits offset by the Plan Administrator in any month exceed 25% of the benefits to which an Employee would have been entitled but for the offset.

              (b) (i) If, during a calendar month, an Employee's Retirement Benefits are no longer suspendable pursuant to Section 2.5(b)(i), such payments shall resume to the Employee no later than the first day of the third calendar month after such calendar month. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume, less any offset for payments when benefits should have been suspended.

                  (ii) If a Participant's Retirement Benefits were suspended prior to Normal Retirement Age, pursuant to Section 2.5(b)(ii), Retirement Benefits to the Participant shall resume after the Participant's subsequent retirement, except as required under Section 8.6(b).

              (c) In the event an Employee submits a written request to the Plan
                  Administrator for a review of the suspension of his benefits, such request shall be deemed to be a request for a review of the denial of a claim for benefits for purposes of the benefit claims procedure set forth in Article IX.

                  In the event an Employee submits a written request to the Plan Administrator for a determination whether specific contemplated employment will result in the suspension of benefits, the Plan Administrator shall, within 30 days of the receipt


                                      -21-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  of such request, notify the Employee in writing whether said employment will result in suspension of benefits.



                                      -22-
                                                                    Pension Plan
                                                                      Exec. Ver.

2.7           Transfers.

              (a) Any individual who ceases to be an Eligible Employee by reason of employment with an Affiliated Employer or a change in employment classification, either prior to or subsequent to commencement of his participation in this Plan, shall be credited with Years of Service during such period of employment pursuant to Sections 2.2 and 2.4 solely for purposes of vesting and eligibility to receive benefits. Credited Service for determining a Participant's Accrued Benefit under Section 2.3 shall not be credited during such period of employment. Credited Service shall only be earned for periods during which the Employee is an Eligible Employee. Such Participant shall be entitled only to benefits under the provisions of the Plan as in effect while he is eligible to participate in the Plan. Notwithstanding any other provisions of the Plan to the contrary, Earnings shall include all compensation, subject to the restrictions of Section 1.16, paid by the Employer or an Affiliated Employer, whether or not the individual is an Eligible Employee.

                  It is recognized that in the case of an Employee who is not an Eligible Employee, it may be difficult or impracticable to obtain Monthly Earnings information for periods of employment when the Employee is not an Eligible Employee. In determining Earnings for such period, the Plan Administrator may use reasonable approximations to determine Monthly Earnings. For example, in the discretion of the Plan Administrator, annualized rates of earnings divided by 12 may be used to determine the base Monthly Earnings paid to the Employee rather than the Employee's actual compensation for one or more months.


                                      -23-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                   ARTICLE III
                            NORMAL RETIREMENT BENEFIT

3.1 Normal Retirement Benefit. Subject to the minimum benefit provisions under Section 3.2 and the maximum benefit limitations under Section 3.3, the amount of monthly Retirement Benefit payable to a Participant in the Normal Form beginning on his Normal Retirement Date shall be equal to one-twelfth of the sum of
              (a) plus (b) plus (c) plus (d) (if applicable), as follows:

              (a) (i) 1.35% of the Participant's Average Earnings not exceeding the Covered Compensation multiplied by

                  (ii)  his Years of Credited Service up to 25 such years.

              (b) (i) 1.80% of the Participant's Average Earnings which exceed the Covered Compensation multiplied by

                  (ii)  his Years of Credited Service up to 25 such years.

              (c) (i)   2/3% of the Participant's Average Earnings

                                        multiplied by

                  (ii) his Years of Credited Service in excess of 25 such years, if any, up to 15 such excess years.


                                      -24-
                                                                    Pension Plan
                                                                      Exec. Ver.

              (d) 25% of the Participant's accrued benefit under the Prior Plan determined as of June 30, 1992 under the terms of the Prior Plan in effect on such date. This subsection (d) shall only apply to Participants employed by Keyport Life Insurance Company as of July 1, 1992.

              The Participant's Retirement Benefit shall be paid pursuant to
              Article VIII.

3.2           Minimum Accrued Benefit.

              (a) (i) For a Participant who was a participant under the Prior Plan and who is a "super highly compensated employee" (an individual described under Code Section 414(q)(1)(A) or (B)) for the Plan Year ending December 12, 1989, the Accrued Benefit payable at Normal Retirement Date hereunder shall not be less than:

                        (A) such Participant's accrued benefit on December 12,
                            1989 under the formula of the Prior Plan on such date, plus


                        (B) the amount determined under Section 3.1(d) above;


                  (ii) For a Participant who was a participant under the Prior Plan and who first becomes a "super highly compensated employee" (an individual described under Code Section 414(q)(1)(A) or (B)) between the period December 13, 1989 and June 30, 1992 (both dates inclusive), the Accrued Benefit payable at Normal Retirement Date hereunder shall not be less than:

                        (A) such Participant's accrued benefit on the last day
                            of the Plan Year during which the Participant became a "super highly compensated employee" under the formula of the Prior Plan in effect on such date, plus

                                      -25-
                                                                    Pension Plan
                                                                      Exec. Ver.

                        (B) the amount determined under Section 3.1(d) above.

              (b) For any other individual who was a participant under the Prior
                  Plan after December 12, 1989, the Accrued Benefit payable at Normal Retirement Date shall not be less than (A) such individual's accrued benefit under the Prior Plan of such participant determined as of June 30, 1992 under the formula of the Prior Plan in effect on such date, plus (B) the amount determined under Section 3.1(d) above.

              (c) Notwithstanding any other provision of this Plan to the contrary, the monthly Accrued Benefit payable at Normal Retirement Date shall not be less than one-twelfth of the Grandfathered Keyport Benefit, as defined in and determined according to Appendix A of the Plan.

              (d) Effective January 1, 1994, each "Section 401(a)(17)
                  Employee's" Accrued Benefit as of any determination date will be the greater of (i) or (ii) below where:

                  (i) equals the Employee's Accrued Benefit calculated as of such determination date using the Employee's total Years of Credited Service, and

                  (ii)  equals the sum of (A) plus (B) where:

                        (A) equals the Employees Accrued Benefit determined as
                            of December 31, 1993, frozen in accordance with Treasury Regulation Section 1.401(a)(4)-13, and

                        (B) equals the Employee's Accrued Benefit calculated as
                            of such determination date using the Employee's Years of Credited Service attributable solely to Plan Years beginning on or after January 1, 1994.

                                      -26-
                                                                    Pension Plan
                                                                      Exec. Ver.

                            A "Section 401(a)(17) Employee" means an Employee whose Accrued Benefit as of December 31, 1993 is based on Compensation for a year beginning prior to January 1, 1994 that exceeded $150,000.

3.3 Maximum Benefit. Effective January 1, 1987, notwithstanding any other provision of the Plan to the contrary, a Participant's annual retirement benefit under the Plan and any other defined benefit pension plan of an Employer or an Affiliated Employer may not exceed the lesser of (a) or (b) below, except as provided in
              (c) below:

              (a) The lesser of (i) or (ii) below, but subject to subparagraphs
                  (iii) through (x) below:

                  (i) 100% of his average compensation in the three consecutive highest paid calendar years while a Participant in the Plan.

                  (ii) $90,000 (as adjusted for increases in the cost of living as provided in rules and regulations adopted by the Secretary of the Treasury) hereinafter referred to as the "Dollar Limitation".

                  (iii) In the case where a benefit is payable prior to the Participant's Social Security Retirement Age (defined in (x) below), the Dollar Limitation in subsection (ii) above shall be adjusted so that it is the actuarial equivalent of the Dollar Limitation, beginning at the Participant's Social Security Retirement Age. For the period between age 62 and the Participant's Social Security Retirement Age, the actuarial equivalence adjustment provided for in the preceding sentence shall be made in such manner as the Secretary of the Treasury may prescribe which is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act. For benefit commencing prior to age 62, the Dollar Limitation shall be the actuarial


                                      -27-
                                                                    Pension Plan
                                                                      Exec. Ver.

                         equivalent of the limitation for benefits commencing at age 62 (as adjusted in accordance with the preceding sentence). For purposes of determining actuarial equivalence hereunder, the interest assumption shall not be less than the greater of 5% per year or the underlying rate used to determine the reduction of benefits for early payment under the Early Retirement provisions of Section 4.2.

                  (iv) In the case where a benefit commences after a Participant has attained Social Security Retirement Age, the Dollar Limitation shall be adjusted so that it is the Actuarial Equivalent of the Dollar Limitation beginning at the Social Security Retirement Age by multiplying an adjustment factor as prescribed by the Secretary of the Treasury. For purposes of determining Actuarial Equivalence hereunder, the interest assumption shall not be greater than the lesser of 5% per year or the rate specified in Section 1.3.

                  (v) Unless subsection (vi) applies to a Participant, the limits of subsections (i) and (ii) above shall be deemed met if:

                        (A) the annual benefit payable to the Participant from
                            this Plan and all other qualified defined benefit plans of the Employer does not exceed $10,000; and

                        (B) the individual has never participated in a qualified
                            defined contribution plan sponsored by the Employer or an Affiliated Employer.

                  (vi) If a Participant has completed less than ten years of participation in the Plan, the Participant's Accrued Benefit shall not exceed the Dollar Limitation as adjusted by multiplying such amount by a fraction, the

                                      -28-
                                                                    Pension Plan
                                                                      Exec. Ver.

                         numerator of which is the Participant's number of years (or part thereof) of participation in the Plan, and the denominator of which is ten.

                  (vii) If a Participant has completed less than ten Years of Service, the limitations described in Code Sections 415(b) (1)(B) and 415(b)(4) shall be adjusted by multiplying such amounts by a fraction, the numerator of which is the Participant's number of Years of Service (or part thereof), and the denominator of which is ten.

                  (viii) In no event shall subsections (vi) and (vii) above
                         reduce the limitations provided under (i), (ii) and (v) above to an amount less than one-tenth of the applicable limitation.

                  (ix) Except in the case where a benefit is payable pursuant to Section 8.1(a), if a benefit is payable in a benefit form other than a life annuity, the amount otherwise determined under this subparagraph (a) shall be the actuarial equivalent of the amount payable as a life annuity. For this purpose, the interest rate assumption shall not be less than the greater of 5% or the rate specified in Section 1.3 and the applicable mortality table under Code Section 417(e).

                  (x) For purposes of this Section 3.3, Social Security Retirement Age shall mean such age as defined in Code
                         Section 415(b)(8).

              (b) In the case of a Participant who has participated in a defined contribution plan maintained by an Employer or an Affiliated Employer, the amount determined pursuant to subparagraph (a) above shall be multiplied by 1.40 in the event (a)(i) applies or by 1.25 in the event (a)(ii) applies and shall further be multiplied by a fraction equal to one minus a fraction with a numerator equal to (i) below and a denominator equal to (ii) below:

                                      -29-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  (i) The sum of the annual additions made to the Participant's account under all defined contribution plans maintained by the Employer and its Affiliated Employers, where the annual additions are equal to the sum of (A) Employer contributions allocated to the Employee's account, (B) any forfeitures allocated to the Employee's account, (C) the portion of the Employee's after-tax contributions made prior to January 1, 1987, that represented the lesser of one-half of such contributions or the amount of such contributions in excess of 6% of his compensation, (D) all Employee after-tax contributions made after December 31, 1986, and (e) amounts described in Code Sections 415(l)(1) and 419(A)(d)(2).

                  (ii) The sum for each calendar year of the Participant's employment with an Employer or an Affiliated Employer of the lesser of (A) 1.4 multiplied by 25% of the Participant's compensation for the calendar year, or (B)
                        1.25 multiplied by $30,000, as adjusted for increases in the cost of living as provided under rules and regulations adopted by the Secretary of the Treasury.

              (c) The provisions of subsection (a) above shall not reduce a
                  Participant's benefit under the Plan to an amount which is less than either

                  (i)    the Participant's Accrued Benefit on December 31, 1982;
                         or

                  (ii)   the Participant's Accrued Benefit on December 31, 1986.

                  For purposes of this subsection (c), the Participant's Accrued Benefit on either of the foregoing dates shall be the Accrued Benefit as restricted by the Code Section 415 limitations in effect on each such respective date.

                                      -30-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  Similarly, the combined plan limits of subsection (b) above shall be modified to protect the combined plan limits in effect on December 31, 1982 and December 31, 1986 respectively, for those Participants whose combined plan benefits were within the Code Section 415 limits on each such respective date.

              (d) If, in any limitation year, the benefit under this Plan exceeds the lesser of (a) or (b) above, then appropriate reductions shall first be applied to the Participant's Accrued Benefit under this Plan in order to reduce such benefit to the lesser of (a) or (b).

                  For the purpose of this Section 3.3, an Affiliated Employer shall be determined by assuming the phrase "more than 50%" is substituted for the phrase "at least 80%" wherever it appears in Code Section 1563, as it may be amended from time to time and limitation year shall mean Plan Year.

3.4 Continuing Employment. The retirement of any Participant under this Article III shall not become effective while he is in the employment of an Employer or an Affiliated Employer, except as provided in Section 2.5. If an Employee continues to work for the Employer or an Affiliated Employer beyond his Normal Retirement Date, the provisions of Article V and Article VIII shall be applicable.

3.5           Accrued Benefit Upon Reemployment After An Annuity Starting Date.
              If a Retired Participant has a Reemployment Date after an Annuity Starting Date, the following shall be applicable:

              (a) if he is an Eligible Employee upon his reemployment and he had previously received all or some of his Retirement Benefit and such benefits are suspended pursuant to Section 2.5(b):

                  (i) his prior Years of Service and Credited Service shall be restored;

                                      -31-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  (ii) his Accrued Benefit prior to his Reemployment Date shall be restored; and

                  (iii) the Retirement Benefit payable after a subsequent Service Termination Date shall be reduced by the Actuarial Equivalent value of all Retirement Benefit(s) previously distributed, provided however that the net Retirement Benefit payable upon subsequent retirement shall not be less than the Actuarial Equivalent value of the Participant's prior Retirement Benefit.

                         For this purpose, the prior Retirement Benefit is the benefit last being paid before its suspension. Its Actuarial Equivalent value, however, is determined as of the date Retirement Benefits recommence.

              (b) if he is an Eligible Employee upon his reemployment and his
                  Retirement Benefits continue to be paid because he is working less than 40 hours per month or because he is over age 70-1/2,

                  (i) the Retirement Benefit currently in pay status shall continue to be paid;

                  (ii) his prior Years of Service and Credited Service shall be restored;

                  (iii) as of the last day of each Plan Year during which Retirement Benefits continue, an adjusted Accrued Benefit shall be calculated for such Participant as prescribed under Section 5.2(c). If there is a net increase in the Participant's Accrued Benefit as determined under Section 5.2(c), such additional Accrued Benefit shall be converted to the "current form of payment" and commence to be paid as soon as practicable, provided such form of payment remains "appropriate". The following conditions must be in place for the "current form of payment" to remain "appropriate":

                                      -32-
                                                                    Pension Plan
                                                                      Exec. Ver.

                         (A) the Annuity Starting Date applicable to the
                             "current form of payment" occurred on or after the Participant's 65th birthday;

                         (B) all aspects of the Participant's marital status are
                             the same as when the "current form of payment" commenced; and

                         (C) the Spouse, Beneficiary or Contingent Annuitant
                             under the "current form of payment" is not deceased.

                             If one or more of the foregoing conditions is not present, the net increase in the Accrued Benefit, if any, will be treated as a separate benefit and paid in accordance with Article VIII. For purposes of this paragraph, "current form of payment" means the form under which the most recent net increase in the Participant's Accrued Benefit, if any, is being paid. If there has been no net increase in the Participant's Accrued Benefit, "current form of payment" means the form of payment under which the entire Retirement Benefit is currently being paid.

3.6           Accrued Benefit Upon Reemployment Before An Annuity Starting Date.
              Upon the Reemployment Date of an individual who is either a Vested Inactive Participant or a former Participant whose prior Credited Service is restored under Section 2.3, his Accrued Benefit before application of adjustments under Section 2.5 or 5.2 shall be the greater of:

              (a) his Accrued Benefit under the terms in effect on his
                  Reemployment Date considering all his Years of Credited Service; and

              (b) his Accrued Benefit under the terms of the Plan when his employment last terminated considering only his Years of Credited Service, Average Earnings and Covered Compensation at such time.

                                      -33-
                                                                    Pension Plan
                                                                      Exec. Ver.

              If the individual's prior Credited Service is not restored pursuant to Section 2.3, he shall have no Accrued Benefit as of his Reemployment Date.


                                      -34-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                   ARTICLE IV
               EARLY RETIREMENT DATE AND EARLY RETIREMENT BENEFIT


4.1 Early Retirement Date. A Participant may retire prior to his Normal Retirement Date on the first day of any month coincident with or next following the earlier of:

              (a) his attainment of age 55 and his completion of ten or more
                  Years of Service; or

              (b) his attainment of age 60 and his completion of five or more
                  Years of Service.

                  If a Participant intends to retire early under this Article IV, he must file a written notice of his intent with the Plan Administrator. The date of his retirement must be stated in the notice.

              The date on which a Participant retires under this Paragraph 4.1 shall be his Early Retirement Date.

4.2 Early Retirement Benefit. Subject to the minimum benefit provisions of Sections 3.2 and 4.3 and the maximum benefit limitations of Section 3.3, a Participant may elect to retire on an Early Retirement Date and receive a Retirement Benefit. The monthly amount of the Retirement Benefit payable in the Normal Form shall be equal to his Accrued Benefit multiplied by a percentage as set forth in the following schedule:


                                      -35-
                                                                    Pension Plan
                                                                      Exec. Ver.

 Number of Years Early Retirement Date
     Precedes Normal Retirement Date                Percentage of Benefit
                  1                                          100%
                  2                                          100%
                  3                                          100%
                  4                                         97.5%
                  5                                           95%
                  6                                           90%
                  7                                           85%
                  8                                           80%
                  9                                           75%
                 10                                           70%


              If the period between Early and Normal Retirement Dates is not a whole number of years, the percentage to be applied shall be the percentage for the next lower whole number of years decreased by a proportionate part of the difference between that percentage and the percentage for the next higher whole number of years.

              A Participant retiring on an Early Retirement Date may elect the form of payment of his Retirement Benefit in accordance with
              Article VIII.

4.3 Minimum Benefit. In no event shall the early retirement income payable under this Plan be less than the Accrued Benefit determined under the provisions of the Plan immediately before the adoption of this amended and restated Plan, adjusted to reflect early receipt based on the early retirement reduction factors specified in the Plan as of such date.


                                      -36-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                    ARTICLE V
           POSTPONED RETIREMENT DATE AND POSTPONED RETIREMENT BENEFIT


5.1 Postponed Retirement Date. The Postponed Retirement Date of a Participant will be the day of his actual retirement after his Normal Retirement Date.

5.2           Postponed Retirement Benefit.

              (a) If a Participant attained age 70-1/2 prior to January 1, 1988 or if his Postponed Retirement Date occurs during or prior to the calendar year in which he attained age 70-1/2, his Accrued Benefit under Section 3.1 (subject to the minimum benefit provisions of Section 3.2 and maximum benefit limitations of
                  Section 3.3) shall be determined and payable as of his Postponed Retirement Date.

              (b) If a Participant's Postponed Retirement Date has not occurred by the end of the calendar year in which he attains age 70-1/2 and Retirement Benefits must commence pursuant to Section 8.6(b), then his Retirement Benefit shall be his Accrued Benefit calculated pursuant to Article III as of the close of the calendar year in which he attains age 70-1/2, adjusted, if applicable, under Section 3.5(a) for previous benefit payments. For subsequent required distributions, his Accrued Benefit shall be recalculated at the end of each calendar year thereafter until his actual Postponed Retirement Date or his date of death. Recalculation of the Accrued Benefit is described in the following subparagraph (c).

                  Once Retirement Benefits commence under this Section 5.2, a Participant may not elect a different form of payment, Beneficiary or Contingent Annuitant for any additional Accrued Benefit which is calculated hereunder. If there is a net increase in the Accrued Benefit hereunder and the Participant dies before such increase has been added to the benefit in pay status, such increase will be added to the benefit in pay status once payments, if any, begin to the Spouse, Contingent Annuitant or

                                      -37-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  Beneficiary under that form of payment. No Pre-Retirement Survivor's benefit under Article VII shall be payable with respect to such net increase.

              (c) The recalculation of the Participant's Accrued Benefit under
                  Section 5.2(b) shall be performed as follows:

                  (i) a new Accrued Benefit shall be calculated using the Participant's Average Earnings and Years of Credited Service at the close of the calendar year;

                  (ii) the new Accrued Benefit as determined under (i) above shall be adjusted, as applicable, under Section 3.5(a) for any benefits received prior to the first required distribution under this Section 5.2. Following such adjustment, if any, the Accrued Benefit for the calendar year shall be reduced by the Actuarial Equivalent value of the sum of Retirement Benefits received by the Participant between age 65 and the close of such calendar year during months in which Retirement Benefits could otherwise have been suspended pursuant to Section 2.5(b), provided that the resulting benefit shall not be less than the Actuarial Equivalent value of the Accrued Benefit before it is recalculated under (i) above;

                  (iii) if there is a net increase in the Participant's Accrued Benefit, as determined under (ii) above, it shall be converted to the form of payment in which the current Retirement Benefit is being paid considering the current age of the Participant and, if applicable, his Spouse, Beneficiary or Contingent Annuitant. This amount, if any, shall be added to the Retirement Benefit already in pay status; no change of payment form is permitted.

              (d) Notwithstanding the foregoing, any adjustment to the
                  Participant's postponed Retirement Benefits due to the mandatory commencement of benefits required


                                      -38-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  under Code Section 401(a)(9) shall be made in accordance with regulations prescribed by the Secretary of the Treasury.

              (e) Postponed Retirement Benefits hereunder shall commence to the
                  Participant upon the earlier of

                  (i)    his Postponed Retirement Date, or

                  (ii) if required pursuant to Section 8.6(b), the April 1 following the calendar year in which he has attained age 70-1/2.

              The Participant's Postponed Retirement Benefit shall be paid pursuant to Article VIII.

5.3 Death Prior to Postponed Retirement Date. If a Participant dies after his Normal Retirement Date, but prior to retiring on his Postponed Retirement Date, his Spouse, Contingent Annuitant or Beneficiary shall be entitled to benefits under the Plan in accordance with the applicable provisions of Sections 7.1 and 7.3. Pursuant to such provisions, there may be separate and distinct death benefits payable with respect to Retirement Benefits which have already commenced and to those which have accrued, but have not yet started to be paid.


                                      -39-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                   ARTICLE VI
                            TERMINATION OF EMPLOYMENT


6.1 Non-Vested Termination. Effective January 1, 1989, a Participant whose employment is terminated with the Employer and all Affiliated Employers prior to:

              (a) his Normal Retirement Age,

              (b) his completion of five Years of Service, and

              (c) the complete or partial termination of the Plan with respect to such Participant, shall have no vested interest in his Accrued Benefit and shall not be entitled to receive a Retirement Benefit from the Plan.

              Upon the Service Termination Date of a Participant who has no vested right to his Accrued Benefit, the entire value of his vested benefit hereunder shall be deemed to be distributed to him. In the event such Participant is credited with an Hour of Service before incurring five consecutive One Year Breaks in Service following his Service Termination Date, his vested benefit previously deemed to be distributed to him hereunder will be deemed repaid to the Plan.

6.2 Vested Termination. Effective January 1, 1989, a Participant shall have a nonforfeitable right to his Accrued Benefit upon the earliest of the following events:

              (a) his Normal Retirement Age if he is then an Employee,

              (b) his completion of five Years of Service, or

              (c) the complete or partial termination of the Plan with respect to such Participant.


                                      -40-
                                                                    Pension Plan
                                                                      Exec. Ver.

              A Vested Inactive Participant who is no longer an Employee shall be entitled to receive a deferred Retirement Benefit commencing on his Normal Retirement Date in an amount equal to his Accrued Benefit. For purposes of determining such Accrued Benefit, only the provisions of the Plan in effect at the time of the Participant's Service Termination Date shall be considered. The Participant's Retirement Benefit shall be paid pursuant to Article VIII.

6.3 Early Payment. In lieu of the deferred Retirement Benefit described in Section 6.2, a Vested Inactive Participant who has completed at least 10 Years of Service and is no longer an Employee may elect in writing to receive a reduced benefit commencing on the first day of any month between his 55th birthday and his Normal Retirement Date, and a Vested Inactive Participant who has completed at least five Years of Service and is no longer an Employee may elect in writing to receive a reduced benefit commencing on the first day of any month between his 60th birthday and his Normal Retirement Date. If the Vested Inactive Participant elects to receive his Retirement Benefit before his Normal Retirement Date, his Accrued Benefit shall be reduced by 5/12% for each calendar month by which commencement of his Retirement Benefit precedes his Normal Retirement Date.

              The Vested Inactive Participant's Retirement Benefit shall be paid pursuant to Article VIII.


                                      -41-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                   ARTICLE VII
                          DEATH AND DISABILITY BENEFITS


7.1 Pre-Retirement Surviving Spouse Benefit For Death Occurring On or After Early Retirement Eligibility. If a Participant who is eligible to retire on an Early Retirement Date pursuant to Section
              4.1 or is eligible to early payment of his Retirement Benefit under Section 6.3 dies before his Annuity Starting Date, a monthly Retirement Benefit shall be payable to his surviving Spouse. The amount of the benefit is the amount that would have been payable to the Spouse had the Participant retired on the date of his death with an immediate benefit payable under the 50% Joint and Survivor annuity form described in Article VIII with his Spouse as Contingent Annuitant. If the Participant had not reached his Normal Retirement Date, such benefit shall reflect the reduction for early payment provided under Section 4.2(a) or Section 6.3, whichever is applicable.

              Unless Section 8.7 applies, such Spouse's benefit shall commence on the first day of the month coincident with or next following the Participant's date of death and continue for the surviving Spouse's lifetime.

              If the involuntary cash-out provisions of Section 8.7 apply, a monthly death benefit which becomes due hereunder but which has not yet commenced shall be paid in one lump sum amount to the Spouse in lieu of all other benefits under the Plan.

              If the Participant had no Spouse on the date of his death, no benefits are payable hereunder.

7.2 Pre-Retirement Surviving Spouse Benefit For Death Occurring Before Early Retirement Eligibility. If a Participant who has completed five Years of Service dies before he is eligible for early retirement under Section 4.1 or Section 6.3 and before his Annuity Starting Date, a monthly Retirement Benefit shall be payable to his surviving Spouse.


                                      -42-
                                                                    Pension Plan
                                                                      Exec. Ver.

              The amount of such benefit is the amount that would have been payable to the Spouse as Contingent Annuitant had:

              (a) the Participant terminated employment with the Employer and all Affiliated Employers on the day before his death (or actual termination date if earlier) and elected Retirement Benefits to begin at Early Retirement Age, and

              (b) his Accrued Benefit had been payable in the 50% Joint and
                  Survivor annuity form described in Article VIII with his Spouse as Contingent Annuitant, entitled to receive 50% of the amount of the Participant's Retirement Benefit subject to the early payment reductions in Section 4.2(a), if the Participant was an Employee on his date of death, or Section 6.3 if the Participant was a Vested Inactive Participant on his date of death.

              Unless Section 8.7 applies, such Spouse's benefit shall be payable commencing on the first day of the month coincident with or next following the date the Participant would have been eligible to elect early payment of benefits and continue for the surviving Spouse's lifetime.

              If the involuntary cash-out provisions of Section 8.7 are operative, a monthly death benefit which becomes due hereunder but which has not yet commenced shall be paid in one lump sum amount to the Spouse in lieu of all other benefits.

              If the Participant had no Spouse on the date of his death, no benefits are payable hereunder.

7.3 Death Benefits After Retirement Benefits Have Commenced. If a Participant dies at any time after Retirement Benefits have begun, death benefits, if any, shall be payable as follows:

                                      -43-
                                                                    Pension Plan
                                                                      Exec. Ver.

              (a) if Retirement Benefits were being paid to the Participant immediately before his death,

                  (i) no death benefit shall be payable to anyone unless the form in which the Retirement Benefit was being paid provided for a continuing payment. If the Retirement Benefit form of payment provided for a continuing payment, the death benefit shall be the amount payable under such form of payment;

                  (ii) if there is a net increase in the Participant's Accrued Benefit as determined under Section 5.2(c) and such net increase has not begun to be paid to the Participant as a Retirement Benefit upon the Participant's death, such increase in the Participant's Accrued Benefit shall be added to the benefit form in pay status when determining the amount payable to any Spouse, Beneficiary or Contingent Annuitant under such form of payment. The pre-retirement death benefit provisions of
                         Section 7.1 shall not be effective.

              (b) if Retirement Benefits had commenced, but were suspended pursuant to Section 2.5(b), Sections 7.1 and 7.2 shall apply with respect to the Participant's Accrued Benefit, as adjusted under Section 3.5 and, if applicable, Section 5.2(c).

7.4 Disability. The following individuals shall be considered disabled for purposes of this Plan:

              (a) Active Participants under the Prior Plan on June 30, 1992 who continue to be Active Participants on July 1, 1992 and were considered disabled under the terms of the Prior Plan, and


                                      -44-
                                                                    Pension Plan
                                                                      Exec. Ver.

              (b) Eligible Employees who become Active Participants on or after
                  July 1, 1992, who are eligible to receive disability benefits under the long-term disability plan of the Participating Employer for which they work due to a disability which occurs on or after July 1, 1992.

              Such individual's rights to disability benefits are described in the following Sections 7.5, 7.6, 7.7 and 7.8.

7.5 Continued Benefit Accruals. During the time a Participant is receiving benefits under the long-term disability plan of a Participating Employer, he shall continue to accrue Years of Service and Years of Credited Service for any concurrent period during which Retirement Benefits are not being paid hereunder. For purposes of determining the Participant's Accrued Benefit, the Participant's Earnings in the last full calendar year of employment before disability was incurred shall be deemed to be the Participant's Earnings for each year during which he remains disabled and eligible for long-term disability plan payments.

              Providing the Participant does not return to active employment with the Employer or an Affiliated Employer, Retirement Benefits hereunder will commence on the Participant's Normal Retirement Date or, if later, the date benefits under the Participating Employer's Long Term Disability Plan cease. A Participant may, however, elect to commence Retirement Benefits prior to such date as provided in Section 7.6. In no event may payments be deferred beyond the required beginning date in Section 8.6(b).

7.6 Payment of Disability Pension. In lieu of continuing benefit accruals as provided in Section 7.5, a Participant who continues to be eligible to receive benefits under a Participating Employer's Long-Term Disability Plan may elect to receive: (a) his Retirement Benefit on or after his Normal Retirement Date; or (b) a reduced Retirement

                                      -45-
                                                                    Pension Plan
                                                                      Exec. Ver.

              Benefit prior to his Normal Retirement Date providing he meets the requirements for early retirement under Section 4.1.

              In the event the Participant elects to commence such Retirement Benefit prior to his Normal Retirement Date, his Accrued Benefit, including benefit accruals which continued under Paragraph 7.5 until the Participant's Annuity Starting Date shall be determined in accordance with Section 4.2.

7.7 Form of Payment of Disability Pension. Any Retirement Benefit payable because of a Participant's disability shall be paid in accordance with the provisions of Article VIII.

7.8 Cessation of Disability Pension. Disability Retirement Benefits shall continue hereunder until the earlier of

              (a) The date the Participant recovers from his disability, which shall be the date he is deemed to be recovered from disability under the Participating Employer's long-term disability plan, and

              (b) the date of the Participant's death.

              In the event that a Participant's disability payments terminate in accordance with paragraph (a), he may be eligible for Retirement Benefits under Articles III, IV, V or VI. Such Retirement Benefits will be adjusted for the disability benefits previously received in the manner prescribed under Section 3.5(a)(iii).


                                      -46-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                  ARTICLE VIII
                         PAYMENT OF RETIREMENT BENEFITS


8.1 Automatic Payment Forms. Unless the involuntary cash-out provisions of Section 8.7 apply, the automatic form of Retirement Benefit shall be as described in this Section 8.1. A Participant may, however, elect an optional form of Retirement Benefit in accordance with Section 8.2.

              (a) A Participant who has a Spouse on the Annuity Starting Date
                  shall receive a reduced retirement income which shall be the Actuarial Equivalent of the Retirement Benefit payable in the Normal Form as described in (b) below. Such Retirement Benefit shall be payable monthly commencing on the first day of the month coincident with or next following the date his retirement occurs, and if he shall die prior to such Spouse, continuing to the Spouse at 50% of the reduced amount and ending with the payment due for the month in which the death of the Spouse occurs.

              (b) A Participant who does not have a Spouse on the Annuity
                  Starting Date shall receive the Retirement Benefit to which he is entitled under the Plan, payable monthly commencing on the first day of the month coincident with or next following the date his retirement occurs and ending with the payment due for the month in which his death occurs. Such form of benefit shall be the Normal Form of payment.

8.2 Election of Optional Forms. Prior to an Annuity Starting Date, a Participant may elect an optional form of payment for his Retirement Benefit as may be available under Section 8.3, 8.4, or
              8.5. Such election will not take effect unless the Participant's Spouse consents to the election if required under Section 8.6(e). The Plan Administrator shall provide an election form to each such eligible Participant. Such form shall describe in plain

                                      -47-
                                                                    Pension Plan
                                                                      Exec. Ver.

              language the terms and conditions of the normal form of payment described in Section 8.1 and the optional forms of benefit and shall provide for election of optional forms of benefit and a benefit commencement date. The completed election form must be returned to the Plan Administrator within the 90 day period ending on the designated Annuity Starting Date. In addition, the form will provide a description of the Participant's right to reinstate coverage under the normal form of benefit described in Section 8.1 prior to his Annuity Starting Date by revoking an election of an optional form of benefit. If a Participant files a subsequent election form prior to the date benefits commence, the prior form shall be of no effect. If no election has been made at the expiration of the election period, Retirement Benefits will be payable in accordance with Section 8.1. Election of optional forms of benefits under the following Sections 8.3, 8.4, and 8.5 shall be subject to the restrictions of Section 8.6. After an Annuity Starting Date, no other option may be elected, changed or revoked, except as provided in Section 3.5(b).

              The Plan Administrator may, on a uniform and nondiscriminatory basis, provide for such other election periods as comply with regulations issued under Code Sections 401(a)(11) and 417. Subject to the provisions of Section 8.6, the Plan Administrator shall defer a Participant's Annuity Starting Date for a period of up to 90 days if the Plan Administrator determines that the deferral is desirable in order to provide for an orderly election procedure or if it is necessary to do so in order to comply with applicable regulations.

8.3           Joint and Survivor Option.  Subject to Section 8.6(c):

              (a) A Participant may elect, by submitting an election form to the
                  Plan Administrator, to have his Retirement Benefit converted to the Actuarial Equivalent of the Normal Form under Section 8.1(b) and paid monthly during his life with the provision that after his death, 50% or 100% of such reduced Retirement Benefit will be payable to his Contingent Annuitant during the remaining life of such Contingent Annuitant.

                                      -48-
                                                                    Pension Plan
                                                                      Exec. Ver.

              (b) If a Participant elects the Joint and Survivor Option and his
                  Contingent Annuitant dies before such Participant's benefit actually commences and the Participant does not change his election in accordance with Section 8.2, his Retirement Benefit shall be paid under the normal form under Section 8.1.

              (c) If a Participant elects the Joint and Survivor Option and dies before benefits commence to be paid to him, his Contingent Annuitant will not be entitled to any rights or benefits under the Plan, except as may be provided under Article VII.

              (d) If a Participant elects the Joint and Survivor Option and his
                  Contingent Annuitant dies before the Participant, but after the retirement of such Participant, such Participant will continue to receive the reduced Retirement Benefit payable to him in accordance with such option.

8.4 Life Annuity Option. Subject to Section 8.6(c), a Participant may elect, by submitting an election form to the Plan Administrator, to have his Retirement Benefit paid in the Normal Form under
              Section 8.1(b). The Normal Form provides for monthly payments during the Participant's life, ending with the payment due for the month in which his death occurs.

8.5           Life Annuity With Guaranteed Payment Period Option. Subject to
              Section 8.6(e), a Participant may elect, by submitting an election form to the Plan Administrator, to have his Retirement Benefit paid as a life annuity as described in Section 8.4, but guaranteed for a period of 120 months, with the provision that if the Participant dies before payment of the guaranteed installments, payment of any remaining installments shall be paid to his Beneficiary. Such form of payment shall be the Actuarial Equivalent of the normal form of payment under Section 8.1(b).

8.6           General Provisions.

                                      -49-
                                                                    Pension Plan
                                                                      Exec. Ver.

              (a) Anything in the foregoing to the contrary notwithstanding, no method of distribution of Retirement Benefit may be made under this Article which would violate the requirements of Code
                  Section 401(a)(9) and related regulations.


                                      -50-
                                                                    Pension Plan
                                                                      Exec. Ver.

              (b) Effective January 1, 1999, and notwithstanding any other provision of the Plan to the contrary, an Employee who attains age 70 1/2 and who has not commenced receiving his benefit hereunder shall commence receiving his benefit on the April 1 following the calendar year in which he attains age 70 1/2, and any additional benefit he may accrue shall commence to be paid no later than the April 1 following the calendar year in which the benefit accrues. Any Employee who commenced receiving distributions according to the corresponding rules of the Plan as in effect prior to January 1, 1999 shall continue to receive distributions pursuant to those rules.

                  In any event, distributions hereunder shall be made in accordance with Code Section 401(a)(9), including the incidental death benefit requirements of such Code Section, and regulations thereunder, including Treasury Regulation 1.401(a)(9)-2. Such regulations and applicable rulings or announcements, including any grandfather provisions or provisions delaying the effective date of Code Section 401(a)(9), are hereby incorporated by reference. The provisions of Code Section 401(a)(9) override any distribution options under the Plan that are inconsistent with the requirements of such Code Section.

                                      -51-
                                                                    Pension Plan
                                                                      Exec. Ver.

              (c) Upon the death of a Participant any remaining interest he may have in the Plan shall be distributed within the later of five years after his death or after the death of his Beneficiary, unless another form of payment was already in effect at the time of his death, in which case benefits may be made in accordance with such form of payment.

              (d) If the Actuarial Equivalent value of any Plan benefit is in excess of $5,000, such benefit may not be immediately distributed prior to the Participant's Normal Retirement Date unless the Participant consents in writing.

              (e) If a married Participant elects to receive his Retirement
                  Benefit in any form other than the automatic form for married individuals as described in Section 8.1(a) or under the Joint and Survivor annuity form described in Section 8.3 with his Spouse as the Contingent Annuitant, then such election shall not take effect unless either:

                  (i) the Participant's Spouse consents in writing to such election and the Spouse's consent acknowledges the effect of such election and is witnessed by a notary public or

                  (ii) it is established to the satisfaction of the Plan Administrator that the Participant has no Spouse, or that the Spouse's consent cannot be obtained because the Spouse cannot be located, or because of such other circumstances as may be prescribed in regulations issued pursuant to Code Section 417.

              (f) It is the intent of the Plan that all benefits be paid promptly when due. In the absence of any inability to determine the amount of benefit payable or the eligibility for a benefit due to the lack of adequate information with respect to the


                                      -52-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  Participant or Spouse, the first benefit shall be paid no later than the 60th day after the close of the latest Plan Year in which:

                  (i)    the Participant attains age 65;

                  (ii) the Participant reaches the 10th anniversary of his date of commencement of participation in the Plan, or

                  (iii)  the Participant's Service Termination Date occurs.

8.7 Small Benefit Cash-Out Provision. In the event that benefits become due or payable under the Plan because of the occurrence of a Service Termination Date, such benefits shall be cashed out if the Actuarial Equivalent present value of any such benefit is $5,000 or less and the benefit has not yet commenced. A lump sum payment of such Actuarial Equivalent present value shall be made to the appropriate individual as soon as practicable following the Participant's Service Termination Date, in lieu of all other benefits hereunder.

              Subject to the spousal consent requirements described in Section 8.6(e) in the event the Actuarial Equivalent present value of the Participant's benefit is greater than $5,000 but less than $10,000, the Participant may elect to receive a lump sum payment of such Actuarial Equivalent Present Value as soon as practicable following his Service Termination Date, in lieu of all other benefits hereunder.

              A Participant who terminates employment without a vested benefit shall be deemed to have received a lump sum distribution of his benefit under the rules of this Section 8.7 even though no actual benefit payment is due or made.

8.8 Missing Persons. If the Plan Administrator shall be unable, within five years after any amount becomes due and payable from the Plan to a Participant, Retired Participant,

                                      -53-
                                                                    Pension Plan
                                                                      Exec. Ver.

              Contingent Annuitant, Spouse or Beneficiary, to make payment because the identity or whereabouts of such person cannot be ascertained, the Plan Administrator may mail a notice by registered mail to the last known address of such person outlining the action to be taken unless such person makes written reply to the Plan Administrator within 60 days from the mailing of such notice. The Plan Administrator may direct that such amount and all further benefits with respect to such person shall be forfeited and all liability for the payment thereof shall terminate. However, in the event of the subsequent reappearance of the Participant, Retired Participant, Spouse, Beneficiary or Contingent Annuitant prior to termination of the Plan, the benefit which was forfeited (but not any earnings attributable to such forfeiture) shall be reinstated in full.

8.9 Restrictions on Distributions. This Section 8.9 shall apply to the amount of Annual Benefits (defined below) under this Plan for any Participant who is considered a Restricted Participant as defined hereunder. Such Annual Benefits shall be limited to an amount equal to the payments that would have been made on behalf of the Restricted Participant under the life annuity form of payment described in Section 8.4 that is the Actuarial Equivalent of the Restricted Participant's Accrued Benefit under the Plan plus any Social Security supplement which may be payable under the Plan.

              For purposes of this Section 8.9, the term Restricted Participant shall mean all highly compensated employees as defined in Code
              Section 414(q) and highly compensated former employees. In any one Plan Year, the total number of Participants whose benefits are subject to restriction under this Section 8.9 shall be limited by the Plan to a group of not less than 25 highly compensated employees and highly compensated former employees with the greatest Earnings.

              For purposes of this Section 8.9, the term Annual Benefits shall include Retirement Benefits provided by the Plan and any death benefits not provided for by insurance on the Participant's life.

                                      -54-
                                                                    Pension Plan
                                                                      Exec. Ver.

              The limitations set forth in this Section 8.9 shall not restrict the current payment of the full amount of Retirement Benefits provided by the Plan if:

              (a) after payment to a Restricted Participant of all of the Annual
                  Benefits described above, the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Code Section 412(l)(7), or

              (b) the value of the Annual Benefits described above for a
                  Restricted Participant is less than 1% of the value of current liabilities, as defined in Code Section 412(l)(7), or.

              (c) the value of the Annual Benefits described above for a
                  Restricted Participant does not exceed $3,500 or such higher amount described in Code Section 411(a)(11)(A).

8.10 Direct Rollovers. Effective January 1, 1993, notwithstanding any provision of the Plan to the contrary, a "distributee" may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an "eligible rollover distribution" paid directly to an "eligible retirement plan" specified by the distributee as a "direct rollover". The Plan Administrator may require evidence that the Plan to which the rollover is intended to be made is, in fact an "eligible retirement plan". The Plan is not required to make wire transfers nor to make direct rollovers to more than one eligible retirement plan on behalf of a distributee.

              The following definitions shall apply for purposes of this Section 8.10:

              (a) an "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of

                                      -55-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities);

              (b) an "eligible retirement plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity;

              (c) a "distributee" includes an employee or former employee. In addition, the employee's or former employee's surviving spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

              (d) a "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.


                                      -56-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                   ARTICLE IX
                               PLAN ADMINISTRATION


9.1 Responsibility for Plan and Trust Administration. The Employer shall have the sole authority to appoint and remove the Trustee, the Plan Administrator and any investment manager which may be provided for under the Trust, and to amend or terminate, in whole or in part this Plan or the Trust. The Employer, through the Plan Administrator, shall have the responsibility for the administration of this Plan, which is specifically described in this Plan and the related Trust Agreement. The Employer shall be the "named fiduciary" for purposes of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

9.2 Plan Administrator. The Plan shall be administered by the Employer through a Plan Administrator, within the meaning of Section 3(16)A of ERISA, appointed by and to serve at the pleasure of the Board of Directors of the Employer. Any person or persons appointed as the Plan Administrator may resign by delivering his written resignation to the Board of Directors of the Employer.

9.3 Agents of the Plan Administrator. The Plan Administrator may delegate specific responsibilities to other persons as the Plan Administrator shall determine. The Plan Administrator may authorize any agent to execute or deliver any instrument or to make any payment in their behalf. The Plan Administrator may employ and rely on the advice of counsel, accountants, and such other persons as may be necessary in administering the Plan.

9.4 Plan Administrator Procedures. The Plan Administrator may adopt such rules as it deems necessary, desirable, or appropriate. All rules and decisions of the Plan Administrator shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to

                                      -57-
                                                                    Pension Plan
                                                                      Exec. Ver.

              rely upon information furnished by a Participant, Retired Participant, Spouse, Contingent Annuitant, Beneficiary, the Employer, the legal counsel of the Employer or the Trustee.

9.5 Administrative Powers of the Plan Administrator. The Plan Administrator may from time to time establish rules for the administration of the Plan. Except as otherwise herein expressly provided, the Plan Administrator will have the exclusive right and discretionary authority, to the fullest extent provided by law, to interpret the Plan and decide any matters arising hereunder in the administration and operation of the Plan, and any interpretations or decisions so made will be conclusive and binding on all persons having an interest in the Plan; provided, however, that all such interpretations and decisions will be applied in a uniform and nondiscriminatory manner to all Employees. The Plan Administrator shall have no right to modify any provisions of the Plan as herein set forth.

9.6 Benefit Claims Procedures. All claims for benefits under the Plan shall be in writing and shall be submitted to the Plan Administrator. If any application for payment of a benefit under the Plan shall be denied, the Plan Administrator shall notify the claimant within 90 days of such application setting forth the specific reasons therefor and shall afford such claimant a reasonable opportunity for a full and fair review of the decision denying his claim. If special circumstances require an extension of time for processing the claim, the claimant will be furnished with a written notice of the extension prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render its decision.

              Notice of such denial shall set forth, in addition to the specific reasons for the denial, the following:

              (a) reference to pertinent provisions of the Plan;

                                      -58-
                                                                    Pension Plan
                                                                      Exec. Ver.

              (b) such additional information as may be relevant to the denial of the claim;

              (c) an explanation of the claims review procedure; and

              (d) notice that such claimant may request the opportunity to review pertinent Plan documents and submit a statement of issues and comments.

              Within 60 days following notice of denial of his claim, upon written request made by any claimant for a review of such denial to the Plan Administrator, the Plan Administrator shall take appropriate steps to review its decision in light of any further information or comments submitted by such claimant.

              The Plan Administrator shall render a decision within 60 days after the claimant's request for review and shall advise said claimant in writing of its decision on such review, specifying its reasons and identifying appropriate provisions of the Plan. If special circumstances require an extension of time for processing, a decision will be rendered as soon as possible, but not later than 120 days after receipt of a request for the review. If the extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the decision is not furnished within such time, the claim shall be deemed denied on review. The decision on review shall be in writing and shall include specific reasons for the decision, written to the best of the Plan Administrator's ability in a manner calculated to be understood by the claimant without legal counsel, as well as specific references to the pertinent Plan provisions on which the decision is based. In the event of continued disagreement, the claimant may thereafter appeal to the Employer, whose decision is final.

9.7 Reliance on Reports and Certificates. The Employer (or the Plan Administrator if so designated by the Employer) will be entitled to rely conclusively upon all valuations, certificates, opinions, and reports which may be furnished by the Actuary, or any


                                      -59-
                                                                    Pension Plan
                                                                      Exec. Ver.

              accountant, controller, counsel, or other person who is employed or engaged for such purposes and shall exercise the authority and responsibility as it deems appropriate to comply with all of the legal and governmental regulations affecting this Plan.

9.8 Other Plan Administrator Powers and Duties. The Plan Administrator shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

              (a) to prescribe written procedures to be followed by
                  Participants, Retired Participants, Spouses, Contingent Annuitants and Beneficiaries filing applications for benefits;

              (b) to prepare and distribute, in such manner as the Plan
                  Administrator determines to be appropriate, information explaining the Plan;

              (c) to receive from the Employer, Participants, Retired
                  Participants, Spouses, Contingent Annuitants and Beneficiaries such information as shall be necessary for the proper administration of the Plan;

              (d) to furnish the Employer, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

              (e) to receive and review the periodic valuations of the Plan made by the Actuary;

              (f) to compute and certify (or have the Actuary do so) the amount of Retirement Benefit payable to any person hereunder;

              (g) to designate an Actuary to perform all actuarial calculations required in connection with the Plan; and

                                      -60-
                                                                    Pension Plan
                                                                      Exec. Ver.

              (h) to receive, review and keep on file (as it deems convenient or proper) reports of benefit payments by the Trustee and reports of disbursements for expenses directed by the Plan Administrator.

              The Plan Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

9.9 Compensation of Plan Administrator. If the person or persons serving as Plan Administrator is an Employee, such individual(s) will not receive any compensation for his services as such, but will be reimbursed for reasonable expenses incident to the performance of such services. The reimbursement of expenses shall be paid in whole or in part by the Employer, and any expenses not paid by the Employer shall be paid by the Trustee out of the principal or income of the Trust Fund.

9.10 Plan Administrator's Own Participation. The Plan Administrator may not act, vote, or otherwise influence a decision relating to his own participation under the Plan.

9.11 Liability of Plan Administrator. The Plan Administrator will not be liable for any act of omission or commission except as provided by federal law.

9.12 Indemnification. The Board of Directors of the Employer and the Plan Administrator shall be indemnified by the Employer and not the Trust Fund against any and all expenses, costs, and liabilities arising by reason of any act or failure to act, unless such act or failure to act is judicially determined to be gross negligence or willful misconduct.



                                      -61-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                    ARTICLE X
                            FUNDING AND CONTRIBUTIONS


10.1 Establishment of Fund. The Fund shall be held and administered by the Trustee in accordance with the terms of the Trust. The Fund shall hold all contributions made by the Employer and earnings and other income attributable thereto. All benefits payable under the Plan shall be disbursed from the Fund.

10.2 Contributions to the Fund; Plan Expenses. The Employer will contribute to the Fund such sums and at such times as may be determined by the Board of Directors of the Employer in accordance with the funding method and policy to be established by the Board which are consistent with Plan objectives. The Board of Directors of the Employer, in consultation with the Actuary and the Plan Administrator, shall have the right to change the method of funding, subject only to any contractual restrictions of the existing method of funding. Forfeitures arising from termination of service will be used to reduce Employer contributions and will not be applied to increase any benefits under the Plan. Except as provided in Section 10.3 and Article XII, all contributions when made to the Fund and all property and assets of the Fund, including income from investments and from all other sources, will be retained for the exclusive benefit of Participants, Spouses, Contingent Annuitants and Beneficiaries included in the Plan and will be used to pay benefits provided hereunder or to pay expenses of administration of the Plan and the Fund to the extent not paid by the Employer. The Employer shall not be required to make, but may make, any contributions to the Fund in an amount which is greater than the amount which is deductible for federal income tax purposes.


                                      -62-
                                                                    Pension Plan
                                                                      Exec. Ver.

10.3 Contributions Conditional. Each Employer contribution to the Plan is expressly conditioned on its deductibility. If any Employer contribution is deemed to be nondeductible or made by the Employer by a mistake of fact, such contribution shall be returned to the Employer within one year of the date of the disallowance of such deduction or the date the contribution was made to the Fund, respectively.

10.4 Employee Contributions. No Employee will be required or permitted to make any contributions under this Plan.


                                      -63-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                   ARTICLE XI
                           FIDUCIARY RESPONSIBILITIES


11.1 Basic Responsibilities. Any Fiduciary under the Plan, whether specifically designated or not, shall:

              (a) discharge all duties solely in the interest of Participants,
                  Spouses, Contingent Annuitants and Beneficiaries and for the exclusive purpose of providing benefits and defraying reasonable administrative expenses under the Plan;

              (b) discharge his responsibilities with the care, skill, prudence, and diligence a prudent man would use in similar circumstances; and

              (c) conform with the provisions of the Plan.

              No person who is ineligible by law will be permitted to serve as Fiduciary.

11.2          Actions of Fiduciaries.  Any Fiduciary:

              (a) may serve in more than one fiduciary capacity with respect to the Plan;

              (b) may employ one or more persons to render advice with regard to or to carry out any responsibility that such Fiduciary has under the Plan; and

              (c) may rely upon any discretion, information, or action of any other Fiduciary, acting within the scope of its responsibilities under the Plan, as being proper under the Plan.


                                      -64-
                                                                    Pension Plan
                                                                      Exec. Ver.

11.3 Fiduciary Liability. No Fiduciary shall be personally liable for any losses resulting from his action except as provided by federal law. Each Fiduciary shall have only the authority and duties which are specifically allocated to him, shall be responsible for the proper exercise of his own authority and duties, and shall not be responsible for any act or failure to act of any other Fiduciary.


                                      -65-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                   ARTICLE XII
                            AMENDMENT AND TERMINATION


12.1 Right to Amend or Terminate. The Employer reserves the right to amend, modify, suspend, or terminate the Plan in whole or in part at any time through action by the Board (or its delegate). No amendment will be effective unless the Plan, as so amended, is for the exclusive benefit of Participants, Spouses, Contingent Annuitants and Beneficiaries, and no amendment will deprive any Participant without his consent of any benefit to which he was previously entitled, provided that any and all amendments may be made which are necessary to maintain the qualification of the Plan under the Code and provided further that such amendments may be retroactively effective. The Plan shall not be automatically terminated by any Employer's acquisition by or merger or consolidation into any other corporation. In the event of a reorganization, consolidation, dissolution or merger of an Employer, the Plan can be continued by the successor, and in such event the successor shall be substituted for such Employer and shall assume all of the Plan liabilities and all of the powers, duties and responsibilities of such Employer under the Plan.

12.2 Partial Termination. Upon a partial termination of the Plan with respect to a group of Participants, as determined by a ruling of the Internal Revenue Service as to which all rights to appeal have expired, the Employer shall direct the Actuary to determine the proportionate share of the assets for Participants affected by such partial termination. After such proportionate share has been determined, the Trustees shall segregate the assets of the Fund allocable to such group of Participants for payment of benefits in accordance with the provisions of Section 12.3.

12.3 Vesting and Distribution of Funds Upon Termination. Upon termination of the Plan by the Employer, in whole or in part, all affected Participants will become fully vested and entitled to their Accrued Benefits under the Plan. In such event, the assets in the Fund (or

                                      -66-
                                                                    Pension Plan
                                                                      Exec. Ver.

              the portion of the Fund determined in accordance with Section 12.2) will be allocated as follows:

              (a) There shall first be credited to each Participant who was receiving Retirement Benefits or who was eligible to receive Retirement Benefits at least three years prior to the date of Plan termination and to each Spouse, Contingent Annuitant and Beneficiary who was receiving Retirement Benefits or who was eligible to receive Retirement Benefits at least three years prior to the date of Plan termination an amount which will provide for him the amount of Retirement Benefits then accrued to him under the Plan, but not in excess of the benefit insured by the Pension Benefit Guaranty Corporation.

              (b) There shall next be credited to each Participant who was receiving Retirement Benefits or who was eligible to receive Retirement Benefits on the date of Plan termination and to each Spouse, Contingent Annuitant and Beneficiary who was receiving Retirement Benefits or who was eligible to receive Retirement Benefits on the date of Plan termination an amount which will provide for him the amount of Retirement Benefits then accrued to him under the Plan, but not in excess of the benefit insured by the Pension Benefit Guaranty Corporation.

              (c) There shall next be credited to each other Participant who, on the date on which the Plan shall terminate, is eligible for Retirement Benefits in accordance with Article VI an amount which will provide for him the amount of the Retirement Benefits then accrued to him under the Plan, but not in excess of the benefit insured by the Pension Benefit Guaranty Corporation.

              (d) There shall next be credited to each other Participant who would be entitled to additional Retirement Benefits in accordance with (a), (b), and (c) above, were such additional income not in excess of the amount insured by the Pension Benefit


                                      -67-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  Guaranty Corporation, an amount which will provide for him the amount of retirement income then accrued to him under the Plan.

              (e) There shall next be credited to each other Participant an amount which will provide for him the amount of Retirement Benefits then accrued to him under the Plan.

              Allocation in any of the above classes shall be adjusted for any allocation made to the same Participant under a prior class.

12.4          Determination of Funds Upon Termination.

              (a) The application of the Fund on the foregoing basis shall be calculated as of the date on which the Plan shall terminate. When the calculation shall be completed, the respective interest in the Fund will be distributed to or on behalf of the respective Participants, Spouses, Contingent Annuitants and Beneficiaries under the Plan in the order stated in Section 12.3 only after the Employer has sent written notice to the Trustee, that all of the applicable requirements governing the termination of qualified retirement plans have been, or are being complied with or that appropriate authorizations, waivers, exemptions or variances have been, or are being, obtained.

              (b) If the assets in the Fund on the date the Plan is terminated are not sufficient to provide in full the amounts required within classes (a), (b), (c), and (d) of Section 12.3, any benefit in excess of $10,000 paid within a 12-month period during the 36- month period immediately preceding the date of termination of the Plan to a Participant, Spouse, Contingent Annuitant or Beneficiary who owns 10% or more of the outstanding voting stock of any Employer may be deemed a part of the Fund for purposes of allocation.

              (c) If the assets are not sufficient to provide in full for the amounts required for a class in the order listed in Section 12.3, the balance of the assets shall be allocated to


                                      -68-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  each member of a class in the proportion which his amount bears to the total amount in such class.

              (d) Distribution upon termination of the Plan may be in the form of an annuity contract, cash, or securities or other assets in kind as determined by the Plan Administrator in a uniform, nondiscriminatory manner and applicable to all Participants.

              (e) Any funds remaining after the satisfaction of all liabilities to Participants, Spouses, Contingent Annuitants and Beneficiaries under the Plan shall be returned to the Employer.

12.5 Restriction on Benefits. In the event of plan termination, the benefit of any highly compensated employee as defined in Code
              Section 414(q) and highly compensated former employee is limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

12.6 Right to Accrued Benefits. Any other provision of the Plan notwithstanding, upon termination or partial termination of the Plan, the right of each Participant to benefits accrued to the date of such termination or partial termination to the extent then funded or to the extent guaranteed by the Pension Benefit Guaranty Corporation shall be nonforfeitable.


                                      -69-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                  ARTICLE XIII
                            TOP-HEAVY PLAN PROVISIONS


13.1 General Rule. For any Plan Year for which this Plan is a "top-heavy plan" as defined in Section 13.5, any other provisions of the Plan to the contrary notwithstanding, the Plan shall be subject to the following provisions:

              (a)    The vesting provisions of Section 13.2.
              (b)    The minimum benefit provisions of Section 13.3.
              (c)    The limitation on benefits set by Section 13.4.

13.2 Vesting Provisions. Each Participant who (a) has completed at least three Years of Service and (b) has completed an Hour of Service during any Plan Year in which the plan is "top-heavy", shall have a nonforfeitable right to his Accrued Benefit. If the Plan ceases to be "top-heavy", the vesting provisions of Section
              6.2 shall be applicable. This provision shall not cause a Participant's vested percentage to be reduced.

              Each such Participant shall have the right to elect the applicable schedule within 60 days after the day the Participant is issued written notice by the Plan Administrator, or as otherwise provided in accordance with regulations issued under the provision of the Code, relating to changes in the vesting schedule.

13.3 Minimum Benefit Provisions. Each Participant who (a) is a "non-key employee" (as defined in Section 13.7) and (b) has completed 1,000 Hours of Service in any Plan Year shall be entitled to an annual retirement income equal to 2% of the Participant's average annual Earnings in the "testing period" multiplied by his Years of Service during which the Plan is top heavy, up to a maximum of 20%. For purposes of this Section 13.3, "testing period" means the period of five consecutive Years of Service during which the


                                      -70-
                                                                    Pension Plan
                                                                      Exec. Ver.

              Participant had the highest aggregate Earnings, provided that Earnings for any Plan Year after the close of the Plan Year in which the Plan was last top-heavy shall be disregarded.

13.4 Limitation on Benefits. In the event that the Employer also maintains a defined contribution plan providing contributions on behalf of Participants in this Plan, then a Participant's annual retirement benefit will be limited by:

              (a) the denominator of both the defined contribution plan fraction and the defined benefit plan fraction shall be calculated as set forth in Section 3.3(b) for such Plan Year by substituting "1.0" for "1.25" in each place such figure appears.

              (b) Paragraph (a) shall not apply if conditions (i) and (ii) below are met:

                  (i) if for the Plan Year the Plan would not be a "top-heavy plan" (as defined in Section 13.5) if "90 percent" were substituted for "60 percent", and

                  (ii) if the minimum benefit described in Section 13.3 is increased to 3% of average annual compensation in the "testing period" multiplied by the Participant's Years of Service during which the Plan is a "top-heavy plan", up to a maximum of 30%.

13.5 Top-heavy Plan Definition. This Plan shall be a "top-heavy plan" for any Plan Year if, as of the determination date, the present value of the Accrued Benefits under the Plan for Participants (including former Participants) who are "key employees" (as defined in Section 13.6) exceeds 60% of the present value of Accrued Benefits for all Participants (excluding former "key employees"), or if this Plan is required to be in an aggregation group which for such Plan Year is a "top-heavy group." For purposes of this Article XIII,

                                      -71-
                                                                    Pension Plan
                                                                      Exec. Ver.

              (a) "Determination date" means for any Plan Year the last day of the immediately preceding Plan Year (except that for the first Plan Year the determination date means the last day of such Plan Year).

              (b) "Present value of Accrued Benefits" shall be determined as of the most recent valuation date that is within the 12-month period ending on the determination date and as described under the Code.

              (c) "Aggregate of the Accounts" means the sum of (i) the Accounts determined as of the most recent Valuation Date that is within the 12-month period ending on the determination date, and (ii) the adjustment for contributions due as of the determination date, and as described in the regulations under the Code.

              (d) "Aggregation group" means the group of plans, if any, that includes both the group of plans that are required to be aggregated and the group of plans that are permitted to be aggregated.

                  (i) The group of plans that are required to be aggregated (the "required aggregation group") includes: each plan of the Employer in which a key employee is a participant, including collectively-bargained plans; and each other plan of the Employer including collectively-bargained plans, which enables a plan in which a key employee is a participant to meet the requirements of the Code Sections 401(a)(4) and 410(b).

                  (ii) The group of plans that are permitted to be aggregated (the "permissive aggregation group") includes the required aggregation group plus one or more plans of the Employer that is not part of the required aggregation group and that the Plan Administrator certifies as constituting a plan within the permissive aggregation group. Such plan or plans may be added to the permissive aggregation group only if, after the addition, the


                                      -72-
                                                                    Pension Plan
                                                                      Exec. Ver.

                         aggregation group as a whole continues not to discriminate as to contributions or benefits in favor of officers, shareholders or the highly-compensated and to meet the minimum participation standards under the Code.

              (e) "Top-heavy group" means the aggregation group, if as of the applicable determination date, the sum of the present value of the cumulative accrued benefits for "key employees" under all defined benefit plans included in the aggregation group plus the aggregate of the accounts of "key employees" under all defined contribution plans included in the aggregation group exceeds 60% of the sum of the present value of the cumulative accrued benefits for all employees, excluding former "key employees," under all such defined benefit plans plus the aggregate accounts for all employees, under such defined contribution plans. If the aggregation group that is a top-heavy group is a required aggregation group, each plan in the group will be top-heavy. If the aggregation group that is a top-heavy group is a permissive aggregation group, only those plans that are part of the required aggregation group will be treated as top-heavy. If the aggregation group is not a top-heavy group, no plan within such group will be top-heavy.

              (f) In determining whether this Plan constitutes a "top-heavy plan", the Plan Administrator shall make the following adjustments in connection therewith:

                  (i) When more than one plan is aggregated, the Plan Administrator shall determine separately for each plan as of each plan's determination date the present value of the accrued benefits or account balance. The results shall then be aggregated by adding the results of each plan as of the determination dates for such plans that fall within the same calendar year.

                  (ii) In determining the present value of the Accrued Benefit or the amount of the account of any Employee, such present value or account shall include


                                      -73-
                                                                    Pension Plan
                                                                      Exec. Ver.

                         the dollar value of the aggregate distributions made to such Employee under the applicable plan during the five-year period ending on the determination date, unless reflected in the value of the accrued benefit or account balance as of the most recent valuation date. Such amounts shall include distributions to Employees which represented the entire amount credited to their accounts under the applicable plan.

                  (iii) Further, in making such determination, such present value or such account shall include any rollover contribution (or similar transfer), as follows:

                         (A) If the rollover contribution (or similar transfer)
                             is initiated by the Employee and made to or from a plan maintained by another employer the plan providing the distribution shall include such distribution in the value of such account; the plan accepting the distribution shall not include such distribution in the value of such account unless the plan accepted it before December 31, 1983.

                         (B) If the rollover contribution (or similar transfer)
                             is not initiated by the Employee or made from a plan maintained by another employer the plan accepting the distribution shall include such distribution in the value or such account, whether the plan accepted the distribution before or after December 31, 1983; the plan making the distribution shall not include such distribution in the value of such account.

                  (iv) Further, in making such determination, in any case where an individual is a "non-key employee" (as defined in Section 13.7) with respect to an applicable plan, but was a "key employee" with respect to such plan for any prior plan year, any Accrued Benefit and any account of such Employee shall be altogether disregarded. For this purpose, to the extent that a key employee is deemed to be a "key employee" if he met the


                                      -74-
                                                                    Pension Plan
                                                                      Exec. Ver.

                         definition thereof within any of the four preceding plan years, this provision shall apply following the end of such period of time.


                                      -75-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  (v) Further, in making such determination, the accrued benefit of an Employee other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer and its Affiliated Employers, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of Code Section 411(b)(1)(C).

13.6 Key Employee. The term "key employee" means any Employee or former Employee who would be considered a key employee under Code Section 416(i)(1) excluding any individual who has not performed services for the Employer or any of its Affiliated Employers during the five-year period ending on a particular "determination date".

13.7 Non-Key Employee. The term "non-key employee" means any Employee (and any beneficiary of an Employee) who is not a "key employee". An individual who has not performed services for the Employer or any of its Affiliated Employers during the five-year period ending on a particular "determination date", however, shall not be considered a "non-key employee".


                                      -76-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                   ARTICLE XIV
                               GENERAL PROVISIONS


14.1 Plan Voluntary. Although it is intended that the Plan shall be continued and that contributions shall be made as herein provided, this Plan is entirely voluntary on the part of each Participating Employer and the continuance of this Plan and the payment of contributions hereunder are not to be regarded as contractual obligations of any Employer, and no Employer guarantees or promises to pay or to cause to be paid any of the benefits provided by this Plan. Each person who shall claim the right to any payment or benefit under this Plan shall be entitled to look only to the Fund for any such payment or benefit and shall not have any right, claim, or demand therefore against any Employer, except as provided by federal law. The Plan shall not be deemed to constitute a contract between any Employer and any Employee or to be a consideration for, or an inducement for, the employment of any Employee by any Employer. Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the service of any Employer or to interfere with the right of any Employer to discharge or to terminate the service of any Employee at any time without regard to the effect such discharge or termination may have on any rights under the Plan.

14.2 Payments to Minor and Incompetents. If any Participant, Spouse, Contingent Annuitant, or Beneficiary entitled to receive any benefits hereunder is a minor or is deemed by the Plan Administrator or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, they will be paid to such person or institution as the Plan Administrator may designate or to the duly appointed guardian. Such payment shall, to the extent made, be deemed a complete discharge of any liability for such payment under the Plan.



                                      -77-
                                                                    Pension Plan
                                                                      Exec. Ver.

14.3          Non-Alienation of Benefits.

              (a) No amount payable to, or held under the Plan for the account of, any Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; nor shall any amount payable to, or held under the Plan for the account of, any Participant be in any manner liable for his debts, contracts, liabilities, engagements, or torts, or be subject to any legal process to levy upon or attach, except as may be provided under a qualified domestic relations order as defined in Code Section 414(p).

                  However, upon authority of any Retired Participant and with the consent of the Employer, the Plan Administrator may direct the Trustee to withhold a portion of any benefit payable to the Retired Participant under this Plan for the purpose of paying the costs or premiums by the Retired Participant as a result of being included in another plan of an Employer, such as a hospital-surgical plan. The Trust shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

              (b) Under a qualified domestic relations order, an alternate payee who had been married to the Participant for at least one year may be treated as a Spouse with respect to the portion of the Participant's benefit in which such alternate payee has an interest provided that the qualified domestic relations order provides for such treatment. However, under no circumstances may the spouse of any alternate payee (who is not a Participant hereunder) be treated as a Spouse under the terms of the Plan.

                  Upon receipt of any judgement, decree or order (including approval of a property settlement agreement) relating to the provision of payment by the Plan to an alternate payee pursuant to a state domestic relations law, the Plan Administrator


                                      -78-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  shall promptly notify the affected Participant and any alternate payee of the receipt of such judgement, decree or order and shall notify the affected Participant and any alternate payee of the Plan Administrator's procedure for determining whether or not the judgement, decree or order is a qualified domestic relations order.

                  The Plan Administrator shall establish a procedure to determine the status of a judgement, decree or order as a qualified domestic relations order and to administer Plan distributions in accordance with qualified domestic relations orders. Such procedure shall be in writing, shall include a provision specifying the notification requirements enumerated in the preceding paragraph, shall permit an alternate payee to designate a representative for receipt of communications from the Plan Administrator and shall include such other provisions as the Plan Administrator shall determine, including provisions describing the interest rate to be used in making present value determinations as well as provisions required under regulations promulgated by the Secretary of the Treasury.

                  During any period in which the issue of whether a judgement, decree or order is a qualified domestic relations order is being determined (by the Plan Administrator, a court of competent jurisdiction or otherwise), the Plan Administrator shall separately account for the amount, if any, which would have been payable to the alternate payee during such period if the judgement, decree or order had been determined to be a qualified domestic relations order.

                  If the judgement, decree or order is determined by the Plan Administrator to be a qualified domestic relations order before the first payments would otherwise be due under such order, then payment of the appropriate amount shall be paid to the alternate payee(s) as required under the order. If a domestic relations order is determined by the Plan Administrator to be a qualified order within the 18 month period beginning on the date that the first payment would have been due under such order, the separately accounted for amounts (plus reasonable interest thereon) shall

                                      -79-
                                                                    Pension Plan
                                                                      Exec. Ver.

                  be retroactively paid to the alternate payee(s) named in the order. Subsequent payments shall not include any interest component. If the Plan Administrator first determines that the order is a qualified domestic relations order after the 18-month period beginning on the date on which the first payment would have been due under the order, then the provisions of such order shall be applied on a prospective basis only.

14.4 Use of Masculine and Feminine; Singular and Plural. Wherever used in this Plan, the masculine gender will include the feminine gender and the singular will include the plural, unless the context indicates otherwise.

14.5 Merger, Consolidation, or Transfer. In the event that the Plan is merged or consolidated with any other plan, or should the assets or liabilities of the Plan be transferred to any other plan, each Participant shall be entitled to a benefit immediately after such merger, consolidation, or transfer if the Plan should then terminate equal to or greater than the benefit he would have been entitled to receive immediately before such merger, consolidation, or transfer if the Plan had then terminated.

14.6 Leased Employees. Any individual who performs services for the Employer and who, by application of Code Section 414(n)(2) and regulations issued pursuant thereto, would be considered a "leased employee", shall, for purposes of the requirements enumerated in Code Section 414(n)(3), be considered an Employee of the Employer with regard to services performed after December 31, 1986.

              When the total of all leased employees constitutes less than 20% of the Employer's non-highly compensated work force within the meaning of Code Section 414(n)(5)(c)(ii), however, a "leased employee" shall not be considered an Employee of the Employer if the organization from which the individual is leased maintains a qualified safe harbor plan (as defined in Code Section 414(n)(5)) in which such individual participates.

                                      -80-
                                                                    Pension Plan
                                                                      Exec. Ver.

              "Leased employees" who are deemed to be Employees of the Employer for purposes of this Section 14.7 shall not be eligible to participate in the Plan unless specifically provided for in
              Article II.

14.7 Governing Law. The provisions of the Plan will be construed, administered, and enforced in accordance with the Code and the Employee Retirement Income Security Act of 1974, as amended from time to time, and, to the extent applicable, the laws of the Commonwealth of Massachusetts.

14.8 Severability. If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability will not affect any other provision of the Plan, and the Plan will be construed and enforced as if such provision had not been included.

14.9 Captions. The captions contained in the Plan are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge, or describe the scope or intent of the Plan nor in any way affect the construction of any provision of the Plan.


                                      -81-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                   APPENDIX A


                GRANDFATHERING FOR KEYPORT LIFE INSURANCE COMPANY



                                                                    Pension Plan
                                                                      Exec. Ver.

                                TABLE OF CONTENTS

                                                                                   Section
SECTION A1          DEFINITIONS

                           A1.1       "Grandfathered Keyport Employee"                81
                           A1.2       "Social Security Benefit"                       81
                           A1.3       "Social Security Bridge Benefit"                82


SECTION A2          ELIGIBILITY

                           A2.1       Eligibility Requirements                        83
                           A2.2       Grandfathered Keyport Employee                  83


SECTION A3          NORMAL RETIREMENT BENEFIT

                           A3.1       Normal Retirement Benefit                       84
                           A3.2       Maximum Benefit                                 85


SECTION A4          EARLY RETIREMENT DATE AND
                           EARLY RETIREMENT BENEFIT

                           A4.1       Early Retirement Date                           86
                           A4.2       Early Retirement Benefit                        86
                           A4.3       Social Security Bridge Benefit                  86


                                      -83-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                   SECTION A1
                                   DEFINITIONS


All words and phrases used in this Appendix shall have the meanings as defined in Articles I through XIV of the Plan unless such words and phrases are defined in this Section A1.

The following words and phrases when used in this Appendix shall have the meanings indicated below unless a different meaning is plainly required by the context:

A1.1 "Grandfathered Keyport Employee" shall mean a Participant who meets the additional requirements of Section A2.


A1.2 "Social Security Benefit" shall mean the annual amount of the Participant's Primary Insurance Amount determined in accordance with the provisions of Title II of the Social Security Act as now in effect subject to such automatic change or subsequent amendment as may occur in accordance with the rules as set forth in (a) or
              (b) below:

              (a) If the Participant retires under the Plan, the Social Security
                  Benefit to be used in determining the retirement benefit in accordance with Section A3 shall be the Primary Insurance Amount to which the Participant would be entitled, if applied for when first entitled, at or after retirement, other than for disqualification for earnings. For purposes of determining Social Security entitlement, the Participant's Primary Insurance Amount shall be determined in accordance with Title II of the Federal Social Security Act as in effect as of the Participant's date of retirement.


                                      -84-
                                                                    Pension Plan
                                                                      Exec. Ver.

              (b) If the Participant terminates employment prior to eligibility for retirement under the Plan, but is entitled to a benefit under the provisions of Article VI, the Primary Insurance Amount to be used in the accrued benefit calculation as set forth in Section A4 shall be the Primary Insurance Amount to which the Participant would be entitled, other than for disqualification for earnings, if first applied for at the later of the Participant's Normal Retirement Date or date of termination of employment. For the purpose of determining Social Security entitlement, the Participant's Primary Insurance Amount shall be determined in accordance with Title II of the Federal Social Security Act as in effect as of the Participant's date of termination of employment assuming that he continued to receive earnings at the rate being received at termination of employment. If such Participant is subsequently reemployed by the Employer, the Primary Insurance Amount shall not include amounts in respect of any Social Security increase effective during the period beginning with his termination of employment and ending upon his reemployment with the Employer.

A1.3 "Social Security Bridge Benefit" shall mean the benefit determined in accordance with Section A4.

                                      -85-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                   SECTION A2
                                   ELIGIBILITY


A2.1          Eligibility Requirements. Each Employee:

              (a) who was employed by Keyport Life Insurance Company as of July
                  1, 1992;

              (b) who was a Participant in the Prior Plan as of June 30, 1992;
                  and

              (c) whose age plus Years of Service as of January 1, 1989 were at least equal to 55

              shall be eligible for benefits under this Appendix A.

A2.2 Grandfathered Keyport Employee. Each Participant who meets the eligibility requirements under Section A2.1 above shall be entitled to receive benefits under this Appendix A. The following Employees are Grandfathered Keyport Employees:

                                                                                                  Factor to
   Social                                                                     Age &             be Used in
  Security                                  Date of        Date of          Service on             Section
   Number                Name                Birth           Hire         January 1, 1989        A3.1(d)(ii)
   ------                ----                -----           ----         ---------------        -----------
###-##-####          I. Chiuchiolo          11/10/28       06/16/69            69.14                9.00
###-##-####          E. Edminster           08/18/23       01/05/76            74.37                9.00
###-##-####          I. Larkin              01/07/39       04/01/69            58.98                3.98
###-##-####          A. Mills               07/23/26       11/24/80            70.54                8.10
###-##-####          C. Paulis              03/28/38       06/14/82            57.31                2.31


                                      -86-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                   SECTION A3
                            NORMAL RETIREMENT BENEFIT


A3.1 Normal Retirement Benefit. The amount of annual Grandfathered Keyport Benefit payable to a Participant who is a Grandfathered Employee in the Normal Form beginning on his Normal Retirement Date shall be equal to the sum of (a) minus (b) plus (c) plus (d) plus (e), as follows:

              (a) (i)    2.0% of the Participant's Average Earnings

                                        multiplied by

                  (ii)   his Years of Credited Service up to 25 such years.

              (b) (i)    2.0% of the Participant's Social Security Benefit

                                         multiplied by

                  (ii)   his Years of Credited Service up to 25 such years.

              (c) (i)    2/3% of the Participant's Average Earnings

                                         multiplied by

                  (ii) his Years of Credited Service in excess of 25 such years, if any, up to 15 such excess years.


                                      -87-
                                                                    Pension Plan
                                                                      Exec. Ver.

              (d) (i)    0.55% of the Participant's Average Earnings

                                         multiplied by

                  (ii) the excess, if any, of his age plus Years of Credited Service as of January 1, 1989 over 55, but not more than his Years of Credited Service as of January 1, 1989.

A3.2 Maximum Benefit. As of July 1, 1992 no Employee listed in Section A2.2 was a "highly compensated employee" (as defined in Code
              Section 414(q)). If, however, for any Plan Year an Employee listed in Section A2.2 becomes a "highly compensated employee", the Employee shall not accrue additional benefits under Section A3.1 for such Plan Year or any subsequent Plan Year in which the Employee remains a "highly compensated employee". Such Participant's monthly Accrued Benefit under the Plan shall be the greater of (i) the benefit determined under this Appendix determined as of the end of the Plan Year preceding the Plan Year in which the Participant became a "highly compensated employee", and (ii) his accrued benefit as determined under Section 3.1 of the Plan.


                                      -88-
                                                                    Pension Plan
                                                                      Exec. Ver.

                                   SECTION A4
               EARLY RETIREMENT DATE AND EARLY RETIREMENT BENEFIT


A4.1 Early Retirement Date. A Participant's Early Retirement Date prior to his Normal Retirement Date for purposes of this Appendix A is the Early Retirement Date as determined under Section 4.1 of the Plan. The date of early payment for a Vested Inactive Participant for purposes of this Appendix A is the date determined under
              Section 6.3 of the Plan.

A4.2 Early Retirement Benefit. The Retirement Benefit payable on an Early Retirement Date to a Participant who is a Grandfathered Keyport Employee equals the Benefit determined under Section 4.2 of the Plan.

              The Retirement Benefit payable on an early payment date to a Vested Inactive Participant who is a Grandfathered Keyport Employee equals the Benefit determined under Section 6.3 of the Plan.

A4.3 Social Security Bridge Benefit. A Participant who is a Grandfathered Keyport Employee and whose Early Retirement Date is earlier than July 1, 1999 and is earlier than his 62nd birthday shall receive, in addition to all other benefits under the Plan, a Social Security Bridge Benefit. The amount of monthly Social Security Bridge Benefit payable on the life annuity basis shall be equal to one-twelfth of the benefit determined under Section A3.1(b) multiplied by the applicable percentage determined under
              Section 4.2 of the Plan.

              The Social Security Bridge Benefit shall be paid monthly with the final payment being made on the first day of the month coincident with or immediately preceding the earlier of:

                                      -89-
                                                                    Pension Plan
                                                                      Exec. Ver.

              (a) the Grandfathered Keyport Employee's date of death;


              (b) the Grandfathered Keyport Employee's 62nd birthday; or

              (c) June 1, 1999.


                                      -90-
                                                                    Pension Plan
                                                                      Exec. Ver.

IN WITNESS WHEREOF, Liberty Financial Companies, Inc. has caused this instrument to be executed by its duly authorized officer this _________________________ day of ___________________, 19___.




                                 LIBERTY FINANCIAL COMPANIES, INC.

                                 By:________________________________


                                      -91-
                                                                    Pension Plan
                                                                      Exec. Ver.